UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material pursuant to § 240.14a-12

Montrose Environmental Group, Inc.

(Name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2025 ANNUAL PROXY STATEMENT

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Montrose Environmental Group, Inc. The Annual Meeting will be held virtually on Tuesday, May 6, 2025, at 11:30 a.m., Central time, over the internet. Stockholders can attend and participate in, including submitting questions and examining our stockholder list, the Annual Meeting by visiting www.proxydocs.com/MEG, the meeting website, and entering the requested information such as a valid control number. This meeting website will also include links for stockholders to vote their shares during the meeting. See “Q&A About Our Annual Meeting—How Do I Attend the Annual Meeting?” and “Q&A About Our Annual Meeting—How Do I Vote at the Annual Meeting?” in the Proxy Statement for more details.

We describe in detail the actions we expect to take at our Annual Meeting in the Notice of 2025 Annual Meeting of Stockholders and Proxy Statement which follow this letter. The Company’s 2024 Annual Report on Form 10-K is also being made available to stockholders along with these materials.

We have mailed to many of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our 2024 Annual Report to Stockholders, and how to vote on the proposals put before you this year. This Notice of Availability also includes instructions on how to request a paper or email copy of the proxy materials, including the Notice of Annual Meeting, Proxy Statement and 2024 Annual Report, and proxy card or voting instruction form. Stockholders who previously either requested paper copies of the proxy materials or elected to receive the proxy materials electronically did not receive a Notice of Availability and will receive the proxy materials in the format requested. In addition, by following the e-consent instructions in the proxy card or voting instruction form, stockholders may choose to go paperless in future solicitations and request proxy materials electronically by email on an ongoing basis.

Please use this opportunity to take part in the affairs of our company by voting on the business to come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and return the accompanying proxy card or voting instruction form or vote electronically on the Internet or by telephone. See “Q&A About Our Annual Meeting—How Do I Vote?” in the Proxy Statement for more details. Returning the proxy card or voting instruction form or voting electronically over the Internet or by telephone does not deprive you of your right to attend the Annual Meeting or to vote your shares during the Annual Meeting up to and through the applicable deadlines set forth in your proxy materials.

Sincerely,

Vijay Manthripragada

President and
Chief Executive Officer

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2025 ANNUAL PROXY STATEMENT

2025 Notice of Annual Stockholders Meeting and Proxy Statement

Montrose Environmental Group, Inc.
2025 Notice of Annual Stockholders Meeting and Proxy Statement

Date and Time:	May 6, 2025 11:30 a.m. (Central Time)
Location:	Online via live webcast at www.proxydocs.com/MEG
Who Can Vote:

Stockholders owning shares of the Company’s common stock at the close of business on March 12, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

A list of registered stockholders entitled to vote at the meeting will be available at our office located at 5120 Northshore Drive, North Little Rock, AR 72118 for 10 days prior to the meeting and online during the meeting.

Voting Items

The Annual Meeting of Stockholders (the “Annual Meeting”) of Montrose Environmental Group, Inc., a Delaware corporation (the “Company”), is being held for the stockholders to consider the following proposals:

Proposals	Board Vote Recommendation	For Further Details
1.
To elect three Class II directors, J. Thomas Presby, James K. Price and Janet Risi Field, to our Board of Directors to hold office until the Company’s 2028 annual meeting of stockholders, or until their successors are duly elected and qualified.
	“FOR” each director nominee listed in Proposal 1	Page 26
2. To ratify the appointment of Deloitte & Touche LLP, as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.	“FOR”	Page 39
3. To approve, on a non-binding and advisory basis, the compensation of our named executive officers (“Say-on-Pay”).	“FOR”	Page 71
4. To approve an amendment to the Company’s Certificate of Incorporation to declassify the Board and phase-in annual director elections.	“FOR”	Page 72

Stockholders will attend to other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

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2025 ANNUAL PROXY STATEMENT

2025 Notice of Annual Stockholders Meeting and Proxy Statement

Materials for Review

We encourage you to review the proxy materials for our Annual Meeting, which include our Proxy Statement and our 2024 Annual Report. We made our proxy materials available on www.proxydocs.com/MEG and began mailing a Notice of Internet Availability of Proxy Materials or, if previously requested, paper or electronic copies of the proxy materials, to our stockholders on or about March [__], 2025. Please review the Notice of Availability for information on how to access the proxy materials and how to vote.

Attending the Meeting

Stockholders of record as of the close of business on March 12, 2025, the Record Date, are entitled to attend, participate in and vote at the Annual Meeting. To access and participate in the Annual Meeting, including submitting questions and viewing the list of registered stockholders as of the Record Date, and to vote during the Annual Meeting, stockholders of record should go to the meeting website at www.proxydocs.com/MEG, enter the control number found on your proxy materials such as your proxy card, your voting instruction form or your Notice of Availability of Proxy Materials, and follow the instructions on the website. Beneficial owners should review these proxy materials and their voting instruction form for how to vote in advance of and how to participate in the Annual Meeting.

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a stockholder meeting to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair will convene the Annual Meeting at 12:00 p.m. Central time on the date specified above and at the meeting website address specified above solely for the purpose of adjourning the Annual Meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the investors page of the Company’s website at www.montrose-env.com.

We encourage you to review these proxy materials and vote your shares before the Annual Meeting.

FOR THE BOARD OF DIRECTORS

Nasym Afsari General Counsel and Secretary 5120 Northshore Drive North Little Rock, AR 72118 March [__], 2025

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2025 ANNUAL PROXY STATEMENT

Table of Contents

Montrose Environmental Group, Inc. 2025		Compensation Committee Matters	41
Notice of Annual Stockholders Meeting		Compensation Committee Report	41
and Proxy Statement	4	Compensation Discussion and Analysis	42
Voting Items	4	Executive Compensation Tables	60
Materials for Review	5	Proposal 3: Non-Binding, Advisory Vote to
Attending the Meeting	5	Approve Named Executive Officer
Table of Contents	6	Compensation	71
Forward Looking Statements	7	PROPOSAL 4: Amendment of the Company’s
About the Annual Meeting	8	Certificate of Incorporation to Declassify
General	8	the Board and Phase-In Annual Director
Matters to Consider	8	Elections	72
Internet Availability of Proxy Materials	8	Security Ownership of Certain Beneficial
Questions About the Meeting and Related Matters	9	Owners and Management	75
How to Vote—Your Vote is Important	9	Certain Relationships and Related Party
Corporate Governance	10	Transactions	78
Reiterating Our Commitment to Good Corporate		Related Person Transaction Policy	78
Governance: 2023 to 2028	10	Investor Rights Agreement	78
Stockholder Engagement and Board		Indemnification Agreements	79
Responsiveness	11	Q&A About Our Annual Meeting	80
Corporate Governance Guidelines	13	What is the Purpose of the Annual Meeting?	80
Director Independence	13	How Does the Board of Directors Recommend I
Board Leadership Structure	14	Vote?	80
Board and Committee Evaluation Process	14	Who is Entitled to Vote?	80
The Board’s Role in Risk Oversight	16	How Do I Vote?	81
Review of Director Nominees	18	What Does it Mean if I Receive More than
Succession Planning and Executive Development	19	One Notice?	81
Codes of Ethics	20	What Constitutes a Quorum?	81
Insider Trading Policy	20	What Are the Voting Requirements to Approve the
Meetings of the Board of Directors	20	Proposals?	81
Committees of the Board of Directors	21	What if I Return My Proxy Card or Voting Instruction
Committee Charters	22	Form or Vote By Internet or Telephone, But Do Not
Compensation Committee Interlocks and Insider		Specify How I Want to Vote on One or More Matters
Participation	22	to Be Considered at the Annual Meeting?	82
Availability of Documents	22	What if I Change My Mind After I Vote?	82
Contacting the Board of Directors	23	How Do I Attend the Annual Meeting?	83
Corporate Sustainability	24	What if I Encounter Technical Difficulties Accessing
Human Capital Resources	25	the Webcast or During the Annual Meeting?	83
PROPOSAL 1: ELECTION OF DIRECTORS	26	How Can I Submit Questions for the Annual
The Board of Directors	27	Meeting?	83
Overview	27	How Do I Vote at the Annual Meeting?	83
Director Skills and Experience	27	Can I Attend the Annual Meeting Physically in
Class II Director Nominees	30	Person?	84
Continuing Directors	32	Why Is the Annual Meeting Being Held Virtually?	84
Director Compensation	36	Other Matters	85
Stock Ownership Guidelines	37	Stockholder Proposals and Nominations for the 2026
Audit Committee Matters	38	Annual Meeting	85
Report of the Audit Committee	38	Householding of Proxy Materials and Proxy
PROPOSAL 2: Ratification of Appointment of		Solicitation Costs	86
Independent Registered Public Accounting Firm	39	Delinquent Section 16(a) Reports	86
Audit and Non-Audit Fees	40	Additional Information	87
Pre-Approval Policies and Procedures	40	Exhibit A	88

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2025 ANNUAL PROXY STATEMENT

Forward Looking Statements

Forward Looking Statements

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “intend,” “expect”, and “may”, and other similar expressions that predict or indicate future events or that are not statements of historical matters.

Forward-looking statements are based on current information available at the time the statements are made and on management’s reasonable belief or expectations with respect to future events, and are subject to risks and uncertainties, many of which are beyond the Company’s control, that could cause actual performance, results or outcomes to differ materially from the belief or expectations expressed in or suggested by the forward-looking statements. Additional factors or events that could cause actual results to differ may also emerge from time to time, and it is not possible for the Company to predict all of them.

In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Investors are referred to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024, for additional information regarding the risks and uncertainties that may cause actual results or outcomes to differ materially from those expressed in any forward-looking statement.

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2025 ANNUAL PROXY STATEMENT

About the Annual Meeting

About the Annual Meeting

General

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of Montrose Environmental Group, Inc., a Delaware corporation, of proxies to be voted at our 2025 Annual Meeting of Stockholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). The Annual Meeting will be held virtually at www.proxydocs.com/MEG, on May 6, 2025 at 11:30 a.m. Central time. Unless the context otherwise requires, all references in this Proxy Statement to “Montrose,” “Company,” “we,” “us,” and “our” refer to Montrose Environmental Group, Inc. and its subsidiaries.

The Company’s mailing address and principal executive office is 5120 Northshore Drive, North Little Rock, AR 72118. The telephone number for this location is (501) 900-6400. Our website is montrose-env.com. The information contained on, or that can be accessed through, our website is not part of this Proxy Statement.

Matters to Consider

At the Annual Meeting, you will consider and vote on:

Proposal	Description	Board’s Recommendations
Proposal 1	Election of our three Class II director nominees, J. Thomas Presby, James K. Price and Janet Risi Field.	FOR each director nominee listed in Proposal 1
Proposal 2	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.	FOR
Proposal 3	To approve, on a non-binding and advisory basis, the compensation of our named executive officers (“Say-on-Pay”).	FOR
Proposal 4	To approve an amendment to the Company’s Certificate of Incorporation to declassify the Board and phase-in annual director elections.	FOR

Internet Availability of Proxy Materials

The Securities and Exchange Commission (“SEC”) has adopted rules and regulations allowing public companies to send their stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions for accessing proxy materials online, rather than mailing a full set of printed proxy materials. We have elected to take advantage of these rules because we believe most stockholders will find this method of delivery convenient and efficient, it helps us reduce our carbon footprint and it reduces cost.

In accordance with such rules, a Notice will be mailed on or about March [__], 2025 to all stockholders entitled to vote at the Annual Meeting other than those stockholders who have previously requested to receive paper copies of the proxy materials or to receive proxy materials electronically, who will receive the materials in the format requested. The Notice will have instructions for stockholders on how to:

✓
Access Montrose’s proxy materials via a website;
✓
Request that a printed copy of the proxy materials be mailed to them; and

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2025 ANNUAL PROXY STATEMENT

About the Annual Meeting

✓
Elect to receive all future proxy materials electronically or in printed form. If you choose to receive future proxy materials electronically, you will receive an email each year with instructions on how to access the proxy materials and proxy voting site.

Questions About the Meeting and Related Matters

For additional information regarding the meeting, including how to attend virtually, and voting, including how to vote and what level of support is required for a given proposal, please see “Q&A About Our Annual Meeting” later in this Proxy Statement.

How to Vote—Your Vote is Important

Internet	Telephone	Mail	During the Meeting
Follow the instructions provided in the Notice, separate proxy card or voting instruction form you received.*	Follow the instructions provided in the separate proxy card or voting instruction form you received.*	Send your completed and signed proxy card or voting instruction form to the address on your proxy card or voting instruction form.	You can vote online during the Annual Meeting. Beneficial holders must contact their broker or other nominee if they wish to vote during the meeting.

* Votes by telephone or over the internet must be received no later than 10:59 p.m. Central Time on May 5, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 6, 2025

The Notice, Proxy Statement, and 2024 Annual Report on Form 10-K are available at www.proxydocs.com/MEG. You are encouraged to access and review all of the important information contained in our proxy materials before voting.

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2025 ANNUAL PROXY STATEMENT

Corporate Governance

Corporate Governance

The Company monitors developments in the area of corporate governance and reviews its processes and procedures in light of such developments. Accordingly, the Company reviews federal laws affecting corporate governance, such as the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and the Jumpstart Our Business Startups Act as well as various rules promulgated by the SEC and the New York Stock Exchange (“NYSE”). The Company believes that it has procedures and practices in place which are designed to enhance and protect the interests of its stockholders.

Reiterating Our Commitment to Good Corporate Governance: 2023 to 2028

As a young public company, our Board of Directors and management believed it was important to implement governance provisions at the time of our initial public offering in July 2020 (the “IPO”) that provided protection from market volatility, which was unpredictable in those early days of the pandemic, and resultant short-term hostile threats so we could focus on pursuing our long-term strategic goals and stockholder value creation.

As discussed in our 2024 Proxy Statement, as part of setting the Company’s strategic long-term plan, the Board of Directors solicits and receives valuable stockholder feedback to receive direct input as to how to best evolve the Company’s corporate governance profile without compromising the Company’s long-term focus on implementing plans intended to create long-term value for its stockholders. After careful deliberation over the course of a series of Board of Director and Nominating and Corporate Governance Committee meetings in 2023 and having listened to the important feedback from our stockholders, our Board of Directors decided to gradually phase out certain of the IPO-related protections as we continue to mature as a public company. We began this process in 2024 through, among other things, submitting a proposal to our stockholders to remove the supermajority voting provisions from our governing documents. Our stockholders overwhelmingly approved the proposal.

We have adopted, and strategically plan to adopt in the future, the following leading corporate governance practices:

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2025 ANNUAL PROXY STATEMENT

Corporate Governance

Our Board of Directors believes that this corporate governance structure, including the changes we have already made, and our plan for the future will allow our Board of Directors and management to focus primarily on driving long-term value for our stockholders while also considering the interests of our stakeholders.

Stockholder Engagement and Board Responsiveness

Our Board and management value the opportunity to engage with our stockholders. This ongoing dialogue provides insight regarding investor perspectives and fosters consistent and constructive dialogue. In 2024, we attended a number of industry conferences and presented key aspects of our current operations, long-term strategy, financial results, and strategic goals. We also participated in over 250 investor meetings with existing and potential stockholders who collectively represented over 60% of our outstanding shares as of December 31, 2024. Our Board, its Committees, and management consider and evaluate the information and insight each gains from these meetings, in addition to monitoring emerging best practices, policies at other companies and preferred market practices to enhance and evolve our policies and practices and guide some of the decisions we made over the past year.

Addressing the 2024 Director Election Voting Results and Say-On-Pay Vote

In response to the low director and Say-on-Pay support we received at our 2023 Annual Meeting, we increased our engagement efforts with our stockholders and provided enhanced disclosures in our 2024 Proxy Statement around those efforts, the feedback we received, and the actions taken by our Board. Following these efforts, the support for our directors up for election at the 2024 Annual Meeting, J. Miguel Fernandez de Castro, Vijay Manthripragada, and Robin L. Newmark increased to 63.8%, 67.8%, and 53.6%, respectively, and our Say-on-Pay support increased slightly to 51.9%. Though the director support was significantly improved from the prior year, our Board and management team continued to engage with our stockholders following the 2024 Annual Meeting with the goal of better understanding and addressing concerns of our stockholders in order to further improve the support for our directors and our executive compensation programs.

During these more recent engagements, we specifically discussed the concerns that drove the outcome of our director elections and Say-on-Pay results, our continued efforts to enhance the Company’s corporate governance structure, our historical and future executive compensation programs, and various other matters integral to our business and our Company, as further described herein.

Members of the Company’s Board and senior management participated in our extensive engagements, including:

•
Mr. Perlman, Chairman of the Board
•
Dr. Newmark, Chairwoman of our Nominating and Corporate Governance Committee
•
Mr. Graham, Chairman of our Compensation Committee
•
Mr. Manthripragada, Chief Executive Officer
•
Mr. Dicks, Chief Financial Officer
•
Ms. Afsari, General Counsel and Secretary
•
Ms. Adrianne Griffin, Senior Vice President, Investor Relations

The following table summarizes the major business, strategy and governance items raised by our investors, and the actions taken by the Board, its Committees, and the Company in response. In addition to the below, feedback specific to our executive compensation programs and responsive actions is included in the “Compensation Discussion and Analysis: Stockholder Outreach and Responsiveness” section of this Proxy Statement on page 44.

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2025 ANNUAL PROXY STATEMENT

Corporate Governance

What We Heard	Our Response
General Support for Our Corporate Governance Roadmap and Questions Around Level of Commitment to Stated Plans
✓
Our stockholders generally expressed appreciation of our progress in enhancing our corporate governance best practices. We reiterated the commitments first made in our 2024 Governance Roadmap and the Board’s intent to make or propose the changes in accordance with the timeline set forth therein.
✓
We have put forth a proposal in this Proxy Statement to begin declassification of our Board and intend to continue enhancing our governance practices over time.

Preference for Majority Voting Standard for Director Elections and Actions Taken Following Historical Lack of Director Support
✓
Though we currently maintain a plurality voting standard, the Board fulfilled its commitment to adopt a Director Resignation Policy in 2024, which requires any director who does not receive majority stockholder support to tender his or her resignation to the Board. Following the Board’s receipt of such resignation, the Board may decide to accept or reject the resignation. In the event the resignation is not accepted, the Board will publicly disclose its reasons. This additional disclosure could provide greater transparency regarding Board decisions.

Concerns Regarding Board Member Tenure and Understanding of Board Refreshment Plans
✓
We discussed the Board’s desire to balance the benefits of Company and industry knowledge held by our current, longer-tenured directors with fresh perspectives offered by newer directors, the changes the Board made from 2020-2024, as well as changes being made in 2025.
✓
We discussed the additions of Dr. Newmark and Ms. Risi Field to our Board over the past 5 years, both of whom have added diverse perspectives and backgrounds to our Board and reduced the average tenure of our directors.
✓
Following the discussions and based on stockholder feedback, we also appointed a new director, Vincent P. Colman, to our Board and Audit Committee on February 19, 2025.

Qualifications To Be Sought in Future Director Candidates to Bring Additional Industry and/or Public Company Experience to our Board
✓
As further discussed in the “Board Skills and Experience” section of this Proxy Statement, the Board has also begun a search for an additional Board member with industry experience to further diversify the background, experience and average tenure of our directors.

Our Approach to New Director Orientation
✓
In 2024, our Nominating and Corporate Governance Committee formalized a new director orientation program to help new directors learn about the Company and integrate with the Board as expeditiously as possible. With the appointment of Mr. Colman to our board in February 2025, we have been able to implement this program and will continue to refine it based on Mr. Colman’s and future new director feedback.

A Desire to Simplify our Capital Structure and Balance Sheet to Better Demonstrate Organic Growth
✓
Management and the Board discussed options to achieve these objectives and determined that a temporary acquisition pause would provide visibility into organic growth, and concurrently allow greater use of operating cash flow generation to redeem the Series A-2 Preferred shares.
✓
The Company determined to use cash to fund redemption, specifically eliminating the issuance of additional shares of

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2025 ANNUAL PROXY STATEMENT

Corporate Governance

What We Heard	Our Response
common stock from the funding options to protect stockholders against dilution.
Desire for More Detailed Disclosures Regarding Stockholder Feedback
✓
Our stockholders recognized the enhancements in our disclosures over time. Based on feedback received, in this Proxy Statement, we have articulated with more specificity the feedback we received and the responses of the Company, Board and Committees to provide more transparency around our robust engagement efforts and actions taken based on those learnings.

Corporate Governance Guidelines

The Board of Directors has approved Principles of Corporate Governance for the Company. The Principles of Corporate Governance address, among other things:

•
The role of the Board of Directors;
•
The composition of the Board of Directors, including size and membership criteria;
•
Board leadership;
•
Service on other boards and audit committees;
•
Functioning of the Board, including regularly held meetings and executive sessions of independent directors;
•
Structure and functioning of the Committees of the Board;
•
Director access to management, employees and advisors;
•
Director compensation;
•
Succession planning; and
•
Board and Committee performance evaluations.

Director Independence

The rules of NYSE require a majority of directors to be independent and a fully independent audit committee, compensation committee and nominating committee. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under the rules of the NYSE, a director will only qualify as an “independent director” if the listed company’s board of directors affirmatively determines that person does not have a material relationship with the company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the company. In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

As part of its annual evaluation process, our Board of Directors has affirmatively determined that each of Vincent P. Colman, J. Miguel Fernandez de Castro, Peter M. Graham, Robin L. Newmark, Richard E. Perlman, J. Thomas Presby, James K. Price and Janet Risi Field is independent, as defined under and required by the federal securities laws and NYSE rules. Mr. Manthripragada, our President and Chief Executive Officer, is not independent because of his position as an executive officer. At all times during the fiscal year ended December 31, 2024, our Board of Directors consisted of a majority of independent directors and each of our Audit, Compensation, and Nominating and Corporate Governance Committees was composed solely of independent board members, as required by federal securities laws and the NYSE rules.

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2025 ANNUAL PROXY STATEMENT

Corporate Governance

Board Leadership Structure

The Company’s Principles of Corporate Governance provide that the Board shall periodically review and establish and maintain the most effective leadership structure for the Company. The Board selects its chairman in a way that it considers to be in the best interests of the Company and does not have a policy on whether the roles of Chairman and Chief Executive Officer should be separate or combined. Currently, the roles are separate and the Board is chaired by a non-executive Chairman, Mr. Perlman. The Board has determined that, presently, having a non-executive Chairman provides significant advantages to the Board, as it allows Mr. Manthripragada to focus on the Company’s day-to-day operations, while allowing the Chairman to lead our Board of Directors in its role of providing oversight and advice to management. The Principles of Corporate Governance, however, provide us with the flexibility to combine these roles in the future, permitting the roles of Chief Executive Officer and Chairman to be filled by the same individual. This provides our Board of Directors with flexibility to determine whether the two roles should be combined in the future based on our Company’s needs and our Board of Directors’ assessment of our leadership structure from time to time. Our Chairman’s role and responsibilities include setting agendas for Board meetings, engagement with our stockholders and other stakeholders in coordination with management on environmental, social, and governance and other matters, and managing our Board and overseeing our Board’s design and performance.

In addition, pursuant to the Company’s Principles of Corporate Governance, in the event the Chairman is not an independent director, then the Board shall also appoint a lead independent director whose responsibilities would include: presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors; approving information sent to the Board; approving the agenda and schedule for Board meetings to provide that there is sufficient time for discussion of all agenda items; serving as liaison between the Chairman and the independent directors; being available for consultation and communication with major stockholders upon request; and such other responsibilities delegated thereto by the Board. Any lead independent director shall have the authority to call executive sessions of the independent directors. Because the Board is currently led by our non-executive Chairman, Mr. Perlman, there is no lead independent director. As Chairman, Mr. Perlman presides at executive sessions of independent directors.

Board and Committee Evaluation Process

The Board recognizes that a rigorous evaluation process is essential to strong corporate governance practices and promoting ongoing Board effectiveness. Under the oversight of the full Board, the Nominating and Corporate Governance Committee facilitates an evaluation of its performance and effectiveness as well as that of the other two committees and the full Board periodically (at least annually). The purpose of the evaluation is to elicit feedback on an anonymous basis concerning how the Board and committees are meeting their responsibilities and to identify opportunities for improvement and ways to enhance the Board’s and committees’ effectiveness. As part of the evaluation, in addition to completing a written questionnaire developed by the Nominating and Corporate Governance Committee, each director may provide feedback directly to the Chairman of our Board or one or more members of the Nominating and Corporate Governance Committee. The questionnaires focus on the director’s view of procedural matters, on whether each committee’s charter responsibilities have been met, and on questions concerning the effectiveness of the Board and the committees on which the respective director serves, including soliciting areas for recommended improvement. The collective ratings and comments of the directors are compiled and then presented to the Nominating and Corporate Governance Committee and to the full Board for discussion and any action, as needed.

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2025 ANNUAL PROXY STATEMENT

Corporate Governance

Self-Evaluation Process – 2024 Actions and Findings

Actions Following 2024 Proxy Statement

As reported in our 2024 Proxy Statement, based on prior year Board evaluation results, the Board and its committees committed to certain action plans. Since then, the Board and its committees have accomplished the following:

Board Succession Planning and Refreshment:
✓
As part of the Board’s refreshment and succession planning efforts, Mr. Colman has been appointed to the Board and Audit Committee.
✓
The Board is actively recruiting for an additional director with industry experience to add additional industry expertise and background knowledge to our Board.
✓
In 2024, the Board adopted a Director Resignation Policy which requires any director who does not receive majority support of our stockholders to tender his or her resignation to the Board. Following the Board’s receipt of such resignation, the Board may decide to accept or reject the resignation, but in the event the resignation is not accepted, the Board will publicly disclose the reasons for its decision. This policy will provide our stockholders with greater transparency around Board decisions in the event stockholder support is not received for our nominees.

Board Engagement with Employees:	✓ Board members continued to participate in in-person and virtual meetings with a wide variety of employees across the business to build and deepen relationships
Formalization of Director Onboarding Process:
✓
The Nominating and Corporate Governance Committee developed a structured director onboarding program which was utilized when Mr. Colman was appointed to the Board and Audit Committee and will continue to evolve for future directors.

Board Skills and Experience Assessment:
✓
As reflected in the “The Board of Directors—Director Skills and Experience” section of this Proxy Statement, the Board more closely considered the skills, experience and attributes of each director in order to review and assess whether the composition of our current Board reflects an appropriate diversity of expertise, as well as skills and experience that we will focus on in future director recruitment.
✓
The Board also considered the long tenure of certain of our existing directors prior to making the decision to appoint Mr. Colman to our Board.
✓
Based on a review of the background and skills of our current directors, the Board has also decided to seek an additional director with industry experience to bring additional perspectives to our Board.

2025 Evaluation

Our Board recognizes the importance of a comprehensive self-evaluation framework for maintaining Board effectiveness to support the Company and its objectives. To facilitate this discussion, each Director received a questionnaire that covered a range of topics, including: the Board’s role, composition, and committee structure; the Board’s focus on the Company’s leadership and succession planning, operations and strategy, and risk management; and the Board’s and each committee’s respective meetings and materials.

For our fiscal year 2024 evaluation, which was conducted in early 2025, the Board continued utilizing an independent third party to assess and recommend continued improvements to the self-evaluation program for the Board and its

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committees. Our Nominating and Corporate Governance Committee considered the recommendations of the independent third party, as well as industry and regulatory trends, practices of our peers, our prior year program and feedback from stockholders to develop an updated 2024 self-evaluation for the Board, Board committees, and individual Board members.

The Nominating and Corporate Governance Committee solicited director feedback on the key areas of focus for the Board, as well as commentary on broader topics to supplement director responses, and all responses were analyzed by a third party to identify key findings and trends from prior year feedback, strengths and opportunities for enhancement. The Nominating and Corporate Governance Committee reviewed the third-party analysis of the survey responses, engaged in dialogue with directors to further solicit feedback, and reported the results and recommendations to the full Board, with the goal of leveraging the evaluation results to help in developing an action plan.

Areas of focus for the Board based on the evaluation results included, among other things, Company strategy and succession planning. Based on this feedback, the Board will prioritize these topics, among others, in its 2025 agenda items. The information gained through this process continues to help shape the priorities of the Board and we believe will continue to facilitate the effectiveness of our Board and its oversight of the Company.

The Board’s Role in Risk Oversight

The Board of Directors oversees the Company’s risk management process. The Board oversees a Company-wide approach to risk management, designed to enhance stockholder value, support the achievement of strategic objectives and improve long-term organizational performance. The Board, in its risk oversight role, is responsible for, among other things:

•
Reviewing and overseeing the Company’s risk management framework, policies and procedures and ensuring that they are in place and operating as intended;
•
Considering the effectiveness of the internal control environment and risk mitigation efforts taken by management in managing risks;
•
Reviewing the Company’s risk register on a regular basis; and
•
Providing strategic risk management advice and guidance.

The Board utilizes these processes and inputs as well as the participation and feedback of management to develop a strategy that reflects both the Board’s and management’s consensus as to appropriate levels of risk and the appropriate measures to manage those risks. The Board as a whole also considers risk when evaluating proposed transactions and other matters presented to the Board, including acquisitions and financial matters.

The Company’s risk management committee, which is overseen by the Board, is composed of members of the Company’s executive management team, with participation by a representative of the Company’s internal audit department. The executive risk management committee is responsible for:

•
Ensuring that material organizational risks are recorded in the Company’s risk register and updated regularly;
•
Coordinating quarterly risk register reviews;
•
Ensuring risk owners are appropriately mitigating prioritized risks;
•
Confirming prioritization of risks and mitigation efforts with Company’s CEO on a regular basis; and
•
On a periodic basis, or as needed, reporting the risk register to the Board of Directors.

16

Risk Assessment

Risk Reporting

Risk Response

Risk Environment

Risk Tolerance

Risk Governance

Organizational

Priorities

Risks emerge from our operating environment and mitigation measures are implemented in the same environment

Risk is governed through executive oversight and reporting to the Board of Directors

Transparency in risk management is intended to provide assurance that risks are managed, escalated, treated and appropriately reported

Risks are assessed using a consistent and structured process, against pre-defined thresholds of likelihood and potential economic impact

Regular assessment of risks, implementation of mitigation efforts and opportunities for improvement

The tolerable level of risk that can be taken

2025 ANNUAL PROXY STATEMENT

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The Company considers risks under the following framework to provide a comprehensive approach to risk assessment and management:

Pursuant to this structure, risk is assessed throughout the enterprise, focusing on risks arising out of various aspects of the Company’s strategy and the implementation of that strategy, as well as its operations, including financial, legal / compliance, cybersecurity, operational / strategic, health and safety, and compensation risks. In its process for identifying and managing risks, the Company categorizes risks into operational, financial, compliance, strategic and/or safety categories in order to identify trends or new emerging or growing risk factors, and in doing so, the Board is able to appropriately allocate risk management resources and efforts.

While the Board maintains the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas. In particular:

•
The Audit Committee focuses on financial risk, including internal controls, and discusses the Company’s risk profile with the Company’s independent registered public accounting firm and our internal audit function, which conducts an annual risk assessment that is presented to the Audit Committee and the Board. In addition, the Audit Committee oversees the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s codes of conduct and policies and procedures for monitoring compliance. The Audit Committee also has primary responsibility regarding cybersecurity risk oversight, as further described herein.

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2025 ANNUAL PROXY STATEMENT

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•
The Compensation Committee periodically reviews compensation practices and policies to determine whether they encourage excessive risk taking, including a periodic review of management’s assessment of the risk associated with the Company’s compensation programs covering its employees, including executives, and discusses the concept of risk as it relates to the Company’s compensation programs.
•
The Nominating and Corporate Governance Committee manages risks associated with the independence of directors and Board nominees, as well as risks related to the Company’s environmental, social and governance practices and succession planning.

Management regularly reports on applicable risks to the relevant Committee or the Board, as appropriate, including reports on significant Company projects, with additional review or reporting on risks being conducted as needed or as requested by the Board and its Committees.

Audit Committee Oversight of Cybersecurity

The Board of Directors oversees management’s processes for identifying and mitigating risks, including cybersecurity risks. The Audit Committee maintains delegated oversight of cybersecurity risks, bringing in third-party expertise as needed to advise on cybersecurity infrastructure, policies, and practices. Our Chief Information Officer (CIO) and Chief Information Security Officer (CISO) brief the Audit Committee quarterly, at a minimum, on Montrose’s cybersecurity risks, business-impacting incidents, and ongoing and future cybersecurity project implementations. In addition, the Audit Committee’s third-party cybersecurity advisor meets regularly with the CIO and CISO to review our cybersecurity strategy and our continued progress toward meeting our objectives. The full Board of Directors receives quarterly updates from the Audit Committee regarding its oversight of cybersecurity risks and is also periodically briefed on our cybersecurity risk management program directly by our CIO and CISO.

For additional information regarding our cybersecurity management, please refer to our Annual Report on Form 10-K for the year ended December 31, 2024, under the heading "Cybersecurity" in Item 1C.

Nominating and Corporate Governance Committee Oversight of Sustainability Matters

Our Board’s Nominating and Corporate Governance Committee is responsible for sustainability oversight, including overall sustainability performance, goals, and objectives. The Nominating and Corporate Governance Committee monitors the evolving sustainability risks most relevant to Montrose in addition to oversight of our sustainability policies and annual disclosures. Our Nominating and Corporate Governance Committee receives regular updates from our management team and advises on sustainability program priorities. Additionally, the committee makes recommendations to our Board regarding sustainability-related commitments and reviews our annual sustainability report.

Review of Director Nominees

The Nominating and Corporate Governance Committee is responsible for periodically reviewing with the Board the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment takes into consideration all factors deemed relevant by the Nominating and Corporate Governance Committee, including the matters described below. For incumbent directors, the evaluation considered past performance of directors on the Board of Directors and its Committees, as well as feedback obtained in our 2024 self-evaluation.

The qualifications that the Nominating and Corporate Governance Committee and the Board consider in identifying qualified candidates to serve as directors include, among others, the ability to uphold the Company’s mission and the candidate’s skills (such as financial background and abilities and the other specific skills described in “The Board of Directors—Director Skills and Experience”), education, professional, scientific and academic affiliations, experience,

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age, length of service, positions held, and geographies served. The Nominating and Corporate Governance Committee also considers diversity of viewpoints, backgrounds, experience and other demographics when considering any new candidates and in evaluating director candidates and how they can contribute to the overall composition of the Board. The Board will also consider director candidates recommended by stockholders. Recognizing the importance of diverse views, experiences and perspectives, the Nominating and Corporate Governance Committee assesses the effectiveness of its efforts at pursuing diversity across these measures as part of annually evaluating the composition of the Board.

As part of our enhanced Board evaluation process implemented in 2023, the Nominating and Corporate Governance Committee solicited feedback from each director and considered that information in light of the skills and expertise of our current directors (as summarized in “The Board of Directors—Director Skills and Experience”) with a view towards better informing and updating the skills and experience it seeks in the Board as a whole and in individual directors, as well as better informing our stockholders of the diverse skills and experience of our current Board. Notably, as the Board considers future candidates, the Nominating and Corporate Governance Committee expects to seek a set of qualified candidates with diverse skills and industry experience directly relevant to our business to further complement our existing Board and to align with the Company’s mission and strategy.

Once potential candidates are identified (including any candidates recommended by stockholders), the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates and interviews qualified candidates. Final candidates are then chosen and interviewed by other directors and members of management. Based on the interviews, the Nominating and Corporate Governance Committee then makes its recommendation to the Board. If the Board approves the recommendation, the candidate is nominated for election. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, and in doing so, the Nominating and Corporate Governance Committee will request the presentation of candidates with the backgrounds, skills and experiences it seeks. Stockholders interested in making recommendations of director candidates should contact the Nominating and Corporate Governance Committee as described below under “Contacting the Board of Directors.”

Appointment of Vincent P. Colman

Vincent P. Colman, who was first identified by our non-management directors as a prospective candidate for our Board, was recommended to our Board for appointment by the Nominating and Corporate Governance Committee following interviews with select Board members, including our Chairman and Chairwoman of our Nominating and Corporate Governance Committee, meetings with certain members of management, and in person interviews with our Board members. Following recommendation by our Nominating and Corporate Governance Committee for his appointment to our Board and Audit Committee, Mr. Colman was subsequently appointed by the Board on February 19, 2025 as an independent director.

Succession Planning and Executive Development

Our Board, under the direction and guidance of the Nominating and Corporate Governance Committee and the Compensation Committee, oversees our executive and CEO succession planning, both in the long term and in the event of emergency. In 2024, we completed our second talent organizational review for all executive and senior-level leaders in our organization, as well as for their direct reports, building upon our 2023 talent organizational review. Following the completion of this review, our CEO provided an assessment to the Board of our senior leaders and their potential to succeed in key senior executive positions, as well as succession plans, risks and needs for each. In addition, our SVP of Human Resources has developed and presented a three-year roadmap to identify, evaluate, and promote or hire potential successors for select leadership roles. Our Nominating and Corporate Governance Committee and Board will continue to annually review succession plans for our CEO and other executive leaders in the context of the Company’s overall business strategy and with a focus on risk management. Further, key individuals identified

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Corporate Governance

through the process will be given opportunities for continued development and growth, including opportunities to interact with our Board members through formal presentations and during Company meetings and informal events such as operational site visits by our Board members.

These additional engagements encourage the ongoing exchange of ideas and information between directors and management, facilitate the Board’s oversight responsibilities, and support management development and succession planning efforts.

Codes of Conduct and Ethics Policies

In addition to the Principles of Corporate Governance, the Board of Directors has adopted a Code of Conduct and Ethics Policy applicable to employees and a Code of Business Conduct and Ethics applicable to the Board. These Codes of Conduct and Ethics Policies, along with the Principles of Corporate Governance, serve as the foundation for the Company’s system of corporate governance. They also provide guidance for maintaining ethical behavior, require that directors and employees comply with applicable laws and regulations, prohibit conflicts of interest and provide mechanisms for reporting violations of the Company’s policies and procedures. The Company also requires employees to complete annual code of conduct and ethics training to reinforce our programs and policies.

In the event the Company makes any amendment to, or grants any waiver from, a provision of the Code of Conduct and Ethics Policy applying to the principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC or NYSE rules, the Company will disclose such amendment or waiver and the reasons therefor on its website at www.montrose-env.com.

Insider Trading Policy

Our Insider Trading Policy sets forth policies and procedures governing the purchase, sale, and other transactions in Company securities by directors, officers, and employees. These policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable listing standards.

Meetings of the Board of Directors

The Board of Directors holds regularly scheduled meetings throughout the year and holds additional meetings from time to time as the Board of Directors deems necessary or desirable to carry out its responsibilities. The Board of Directors held ten meetings during fiscal year 2024. All directors attended at least 75% of all meetings of the Board of Directors and of the Committees thereof on which they served during fiscal year 2024. The Board of Directors has a policy that directors are expected to attend the annual meetings of stockholders. The Company’s 2024 annual meeting was held virtually and all directors attended the meeting.

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Corporate Governance

Committees of the Board of Directors

We currently have a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these committees operates pursuant to a charter that was adopted by our Board of Directors.

Members	Primary Responsibilities
AUDIT COMMITTEE
J. Thomas Presby (Chair) Vincent P. Colman (as of February 19, 2025) Peter M. Graham J. Miguel Fernandez de Castro

The primary responsibilities of our Audit Committee are to oversee the accounting and financial reporting processes of our company as well as our subsidiary companies and to oversee the internal and external audit processes. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information provided to stockholders and others and the system of internal controls established by management and the Board of Directors.

The Audit Committee oversees the independent auditors, including their independence and objectivity. However, Committee members do not act as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The Audit Committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist it in fulfilling its responsibilities and to approve the fees and other retention terms of the advisors.

At all times during the fiscal year ended December 31, 2024, the Audit Committee has been composed entirely of independent directors as required by SEC and NYSE rules. Our Board of Directors has determined that each of J. Thomas Presby and Vincent P. Colman qualifies as an audit committee financial expert under the federal securities laws and that each member of the Audit Committee is financially literate, as required under NYSE rules. The Audit Committee held eight meetings in fiscal 2024.

COMPENSATION COMMITTEE
Peter M. Graham (Chair) Richard E. Perlman J. Thomas Presby James K. Price

The primary responsibilities of our Compensation Committee are to periodically review and approve the compensation and other benefits for our employees, officers and non-management directors. These responsibilities include reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers, evaluating executive officer performance in light of those goals and objectives and setting compensation for these officers based on those evaluations. Our Compensation Committee also administers and has discretionary authority over the issuance of equity awards under our equity incentive plan. Our Compensation Committee may delegate its duties and authorities to one or more subcommittees.

The Compensation Committee may delegate authority to review and approve the compensation of our non-executive employees to certain of our executive officers, including with respect to awards made under our equity incentive plan. Even where the Compensation Committee does not delegate authority, our executive officers will typically make recommendations to the Compensation Committee regarding compensation to be paid to our non-executive employees and the size of equity grants under our equity incentive plan. At all times during the fiscal year ended December 31, 2024, the Compensation Committee has been composed entirely of independent directors as required by SEC and NYSE rules. The Compensation Committee held two meetings in fiscal 2024.

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2025 ANNUAL PROXY STATEMENT

Corporate Governance

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Robin L. Newmark (Chair) Richard E. Perlman James K. Price Janet Risi Field

Our Nominating and Corporate Governance Committee oversees all aspects of our corporate governance functions. These responsibilities include engaging in succession planning for the Board, identifying individuals qualified to become Board members (consistent with criteria approved by the Board), developing and recommending to the Board a set of corporate governance principles and performing a leadership role in shaping the Company’s corporate governance. The Nominating and Corporate Governance Committee also oversees our Board and committee evaluation processes and makes recommendations to our Board of Directors regarding director candidates and assists our Board of Directors in determining the composition of our Board of Directors and its Committees, as discussed in “Review of Director Nominees” above.

In addition, the Committee generally oversees the Company’s stockholder engagement program and oversees and makes recommendations to the Board regarding sustainability matters relevant to the Company’s business, including Company policies, activities and opportunities.

At all times during the fiscal year ended December 31, 2024, the Nominating and Corporate Governance Committee has been composed entirely of independent directors as required by NYSE rules. The Nominating and Corporate Governance Committee held four meetings in fiscal 2024.

Committee Charters

The Board of Directors has adopted formal charters for each of its three standing Committees. These charters establish the missions of the respective Committees as well as Committee membership guidelines. They also define the purpose, duties, and responsibilities of each Committee in relation to the Committee’s role in supporting the Board of Directors and assisting the Board in discharging its duties in supervising and governing the Company. The charters are available on the Company’s website at www.montrose-env.com by following the links to “Investors” and “Governance” or upon written request to the Company, as set forth under “Availability of Documents” below.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is composed of Peter M. Graham, Richard E. Perlman, J. Thomas Presby, and James K. Price. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors. For a description of the transactions between the Company and members of the Compensation Committee, see the transactions described in the section entitled “Certain Relationships and Related Party Transactions.”

Availability of Documents

The full text of the Principles of Corporate Governance, the Codes of Conduct and Ethics Policies and the Charters of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are accessible by following the links to “Investors” and “Governance” on the Company’s website at www.montrose-env.com. The Company will furnish without charge a copy of the foregoing to any person making such a request in writing and stating that he or she is a beneficial owner of common stock of the Company. Requests should be addressed to: Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118, Attention: Investor Relations.

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Corporate Governance

Contacting the Board of Directors

You can contact an individual director, the Board of Directors as a group or a specified Board Committee or group, including the non-management directors as a group, to provide comments, to report concerns, to make recommendations regarding candidates for director, or to ask a question, by writing to the following address: Corporate Secretary, Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118, noting to whose attention the communication should be directed. You may submit your concern anonymously or confidentially. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

Communications are distributed to the Board, to a Board committee, or to any individual directors or groups of directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that our Corporate Secretary review correspondence directed to the Board and not forward certain items which are unrelated to the duties and responsibilities of the Board, such as service complaints, service inquiries, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly inappropriate will be excluded. Any communication that is filtered out will be made available to any director upon request.

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2025 ANNUAL PROXY STATEMENT

Corporate Sustainability

Corporate Sustainability

Our Approach to Sustainability

At Montrose, we believe long-term success is closely tied to sustainability. That’s why we strive for continued improvement in the areas that matter most—our people, our communities, and our planet. We take a proactive approach to sustainability, working to integrate responsible business practices into everything we do, from fostering a strong workplace culture to delivering innovative solutions with integrity and accountability.

Sustainability is at the core of our mission. Our strategy considers the environmental, social, and governance (ESG) factors that shape our business, guide our decision-making, and support our stakeholders. We aim to create lasting value for our clients and investors by embedding these principles into our operations.

Our annual Sustainability Report, including additional information on our energy use and greenhouse gas emissions, is available at www.montrose-env.com. We expect to publish our 2024 Sustainability Report, which will cover our activities for fiscal year ending December 31, 2024, during the summer of 2025. Web links are provided throughout this Proxy Statement for convenience and are included as inactive textual references only. Neither the content on the referenced websites nor the information linked therein or otherwise connected thereto constitutes a part of, nor is it incorporated by reference into, this Proxy Statement.

Montrose is dedicated to helping clients tackle their most critical environmental challenges while minimizing their impact. While our most significant impact stems from our work with our clients, we also believe in the importance of assessing and reducing our own environmental impact. In our 2022 Sustainability Report, we proudly announced our commitment to achieving net zero GHG emissions by 2040. We made this commitment through the Science Based Target initiative (SBTi) to establish credibility and align our targets with the latest climate science.

In Q2 2024, we submitted our near-term (2030) and long-term (2040) targets to the SBTi for validation. We worked closely with the SBTi throughout the rigorous target validation process, and in February 2025, our targets were validated and approved. Our net-zero target is now underpinned by near-term and long-term GHG emissions reduction targets.

With our targets validated, our team is now focused on action. In 2024, we identified our priority areas for decarbonization, including our vehicle fleet, electricity use and the use-phase GHG emissions associated with our sold products. In 2025, we plan to develop our time-bound plan for achieving our near-term targets on our journey to net zero. We have committed to procuring a small number of electric vehicles to be integrated into our laboratory fleet in 2025 and plan to assess the results of this pilot to inform future decision-making around electric vehicle procurement. We are also committed to evaluating renewable energy certificates to cover a portion of our 2025 energy use. As we continue to develop our decarbonization strategy, we plan to implement initiatives that provide opportunity to drive sustainable progress and help us achieve our science-based targets.

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2025 ANNUAL PROXY STATEMENT

Human Capital

Human Capital

Our employees are our most valuable asset and are committed to innovation and providing exceptional service to our clients. We prioritize fostering a workplace that values respect, trust and a sense of belonging. We invest in our employees’ success by implementing people-centric strategies for recruiting, engagement, development, and retention.

Recent examples of our investments in our employees include:

•
Talent Attraction. In 2024, we engaged with over 20 top-tier universities in the United States and Canada. These outreach efforts have strengthened our partnerships with these institutions, allowing us to connect with skilled individuals and identify top talent for both internships and full-time positions.
•
Employee Engagement. In 2024, we launched a company-wide employee engagement survey aimed at understanding and improving our workplace culture. This survey was designed to provide actionable, data-driven insights that can help us retain talent and position ourselves as an employer of choice. Given that a significant portion of our growth has been attributed to strategic acquisitions, we also continued to optimize and enhance our acquisition integration process in 2024, including direct engagement with acquired employees and leaders throughout the onboarding and integration periods.
•
Employee Training and Development. We regularly review and update our training and development programs based on employee feedback and industry advancements with a goal of improving and evolving our programs.
•
Employee Retention and Rewards. Our carefully designed compensation package is a key element of our talent retention strategy and we provide a variety of competitive benefits. We have continued to improve our talent retention efforts by incorporating talent retention metrics into business leaders’ annual incentive plans, expanding our existing mentorship programs to facilitate knowledge transfer, offering ongoing professional development opportunities with our Montrose Leadership Excellence program and Montrose Sales Leadership Development Program, and supporting flexible work arrangements to support unique situations and work-life balance.
•
Health, Safety and Wellness. The safety and wellbeing of our employees are embedded in our culture and supported by a dedicated team of health and safety professionals. Current initiatives are focused on improving driver safety, HSE system enhancements, improving safety training content, and incident analysis and learning.

For additional information regarding our human capital resources and initiatives, please refer to our Annual Report on Form 10-K for the year ended December 31, 2024, under the heading “Human Capital Resources” in Item 1.

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2025 ANNUAL PROXY STATEMENT

Proposal 1: Election of Directors

Proposal 1: Election of Directors

Our Board is divided into three classes, Class I, Class II and Class III, each consisting of as near an equal number of directors as possible.

Under our amended and restated certificate of incorporation (as amended, the “Certificate of Incorporation”), the total number of directors will be determined from time to time by our Board. At present, our Board has set the number of directors at ten, with one vacancy and three directors in each of Class I, II and III. Our directors serve staggered terms according to class, so that only a single class of directors shall have terms expiring in any given year. Those who are elected as directors upon expiration of a term shall serve for a three-year term and until the election and qualification of their respective successors in office, or until the director’s earlier death, resignation or removal. However, if the Company’s stockholders approve Proposal 4, beginning with the 2026 Annual Meeting of Stockholders, directors will be elected to serve for one year terms, with the full Board being elected annually beginning with the 2028 Annual Meeting of Stockholders, eliminating the classified board, as described in Proposal 4 below. The vacancy relates to a Board seat that Oaktree has the right to fill pursuant to the terms of our Series A-2 preferred stock. Oaktree, the holder of our Series A-2 preferred stock, has not elected to replace its former appointee on the Board of Directors following his resignation in June 2022.

The current terms of our three Class II directors, J. Thomas Presby, James K. Price and Janet Risi Field, will expire at the Annual Meeting. Our Board has nominated Messrs. Presby and Price and Ms. Risi Field for election as our Class II directors with terms expiring at the 2028 annual meeting of stockholders. Please see “The Board of Directors” below for information about the nominees for election as directors and the current members of the Board who will continue serving following the Annual Meeting, their business experience and other pertinent information.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If you sign and return the accompanying proxy card or voting instruction form or vote electronically over the Internet or by telephone, your shares will be voted for the election of the three nominees recommended by the Board of Directors unless you choose to abstain or vote against any of the nominees. If any nominee for any reason is unable to serve or will not serve, proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or will not serve as a director. The Company did not receive any stockholder nominations for director for the Annual Meeting.

Required Vote

Directors are elected by a plurality of the votes cast. This means that the three individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will not affect the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

EACH OF THE THREE NOMINEES.

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2025 ANNUAL PROXY STATEMENT

The Board of Directors

The Board of Directors

Overview

The Company’s Board of Directors collectively provide a significant breadth of experience, knowledge and ability to effectively represent the interests of stockholders, uphold the Company’s mission and provide a broad set of perspectives.

Board Composition

Our Board of Directors recognizes the importance of providing an appropriate balance of skills, knowledge, experience and perspectives on our Board and in our executive leadership. Below is a summary of certain information about our Board.

9 Board Members	44% Diverse	22% Women
22% Racially Diverse
	88% Independent	Independent Chair
	33% Tenure of ≤ 5 years	7 years Average Tenure

Director Skills and Experience

The Board of Directors believes the Board, as a whole, should possess the requisite combination of skills, professional experience, and diversity of backgrounds to oversee the Company’s business. The Board of Directors also believes there are certain attributes each individual director should possess as baseline qualifications to serve the best interests of our stockholders. Accordingly, the Board of Directors and the Nominating and Corporate Governance Committee consider the qualifications of directors and director candidates individually as well as in the broader context of the Board’s overall composition and the Company’s current and future needs.

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2025 ANNUAL PROXY STATEMENT

The Board of Directors

Qualifications and experience that are particularly desirable for our directors to possess in order to provide oversight and stewardship of our Company, in addition to independence, include the following:

Qualifications and Experience	Description	Value to our Board and Stockholders
Financial Literacy	Has an understanding of accounting, auditing, tax, banking, insurance, investments, capital structures and / or corporate finance activities	Helps us oversee our accounting, financial reporting, and internal control processes; manage our capital structure; optimize capital allocation; and undertake significant transactions
CEO or CFO of Public Company	Serves or has served as a CEO or CFO of a publicly traded company	Provides first-hand experience and guidance in the practices and functions of running a publicly traded, SEC reporting company and guidance with respect to stockholder engagement
Senior Leadership	Serves or has served in a senior executive position (CEO, COO, CFO or equivalent)	Provides a variety of perspectives in considering our operations, strategy and risk mitigation practices
International Operations	Experience leading or serving in high-level management positions with companies with meaningful operations outside the United States.

Provides insight into global operations, including an understanding of and familiarity with business culture and regulatory framework of non-U.S. operations and a broad perspective on global business opportunities and challenges

Public Company Board	Serves or has served on at least one other publicly traded, SEC reporting company board	Demonstrates an understanding of the practices and functions of public reporting company board operations and governance practices
Innovation and Technology	Experience in research, development, commercialization and / or acquisition of innovative technologies	Supports our innovation efforts which supports our ability to continue differentiating Montrose and provide new solutions to our clients
Strategy/Mergers & Acquisitions	Experience in strategy development and identifying, evaluating, completing and / or integrating mergers and acquisitions of businesses	Supports our organic and M&A growth by leveraging experience in assessing organic growth efforts and assessing, integrating and capitalizing on acquisitions
Talent/Organizational Development	Experience in recruitment, retention, development and compensation of employees, as well as human resources practices and assessment and/or development of corporate culture	Provides insight into cultivating a collaborative and innovative culture and attracting, acquiring, developing and retaining talent
Enterprise Risk Management	Experience in enterprise risk management and knowledge/understanding of risk monitoring and mitigation, including cybersecurity	Helps manage and evolve our risk management programs and practices and policies and to properly align management of risk with overall governance and operations
Industry Experience	Leadership experience in the environmental industry (with engineering, consulting and / or testing businesses, or as a buyer of such services).	Allows us to better understand the needs of our clients in developing our business strategies as well as evaluating acquisition opportunities

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2025 ANNUAL PROXY STATEMENT

The Board of Directors

The graphic below demonstrates the specific type of governance considerations, experience, and strategic expertise each of our directors has in the areas described above. In addition, our directors also possess other individual skills, professional experience and background qualifications not discussed herein.

Governance Considerations
Independent Director	•	•	•		•	•	•	•	•
Financially Literate	•	•	•	•	•	•	•	•	•
Experience
CEO or CFO of Public Company		•		•		•		•
Senior Leadership	•	•	•	•	•	•	•	•	•
International Operations	•	•		•	•	•	•	•	•
Public Company Board			•			•	•	•	•
Strategic Experience
Innovation and Technology		•		•	•	•	•	•	•
Strategy/Mergers & Acquisitions	•	•	•	•	•	•	•	•
Talent/Organizational Development	•	•	•	•	•	•	•	•	•
Enterprise Risk Management	•	•	•	•	•	•	•	•	•
Industry Experience				•	•

29

2025 ANNUAL PROXY STATEMENT

The Board of Directors

The Board believes its composition is well-rounded, diverse and independent with the institutional knowledge of longer-tenured directors and fresh perspectives brought by newer directors. Directors have a variety of skills and experiences developed across a broad range of industries which enables effective oversight of the business and aligns with our strategic goals and priorities.

As our Board has reflected upon its composition and taken proactive steps over the past five years to diversify the skills and experience our collective directors possess, and as we consider longer term Board refreshment, the Board has identified the following skills and experience, among others, that will be sought in future directors:

•
Direct experience with environmental services, which may include from a regulatory perspective and/or from a responsibility framework affecting customer decision making
•
Experience in applying innovative technologies, preferably in the environmental arena
•
Understanding of regulatory frameworks applicable to the Company and public or government relations experience
•
Experience integrating across organizations

The Nominating and Corporate Governance Committee considers these attributes, as well as others it deems relevant, when conducting searches for new directors, as well as in determining whether to re-nominate an incumbent director or a candidate nominated by a stockholder. As noted above, our Nominating and Corporate Governance Committee is enhancing the skills matrix used to identify skills, experience, and qualifications of our existing directors, as well as those of future Board candidates.

The following table sets forth the names, ages and background information of the nominees for election as directors and the current members of the Board of Directors who will continue serving following the Annual Meeting, as well as each individual’s specific experience, qualifications and skills that led the Board of Directors to conclude that each such nominee / director should serve on the Board of Directors. Please refer to Item 1, Business in the Company’s 2024 Annual Report on Form 10-K for biographical information pertaining to the Company’s executive officers.

Class II Director Nominees

Nominees for Election to a Three-Year Term Expiring at the 2028 Annual Meeting of Stockholders

Name, Skills and Experience	Age	Committee(s)
J. THOMAS PRESBY

Mr. Presby has been a Director since August 2016. Mr. Presby is a former partner of Deloitte, where, in his 30 years as a partner, he held numerous leadership positions within the United States and abroad, including ten years in Paris and Central Europe developing Deloitte’s global network. Before retiring in 2002, he served seven years as Global Deputy Chairman and Chief Operating Officer. Following his retirement from Deloitte, Mr. Presby has served on the board of directors and as audit committee Chair of nine other publicly listed companies, including American Eagle Outfitters, Inc.,	85	Audit (Chair) Compensation

ExamWorks Group, Inc., First Solar, Inc., Greenpoint Financial Corp., Invesco Ltd., PracticeWorks Inc., Tiffany & Co., TurboChef Technologies, Inc. and World Fuel Services Corp., as well as several privately held companies. He recently retired from the New York Chapter of the National Association of Corporate Directors after more than ten years of service. Mr. Presby previously served as a trustee of Rutgers University,

30

2025 ANNUAL PROXY STATEMENT

The Board of Directors

Name, Skills and Experience	Age	Committee(s)

Montclair State University and as director and chairman of the audit committee of The German Marshall Fund of the United States. Mr. Presby received a Bachelor of Science in electrical engineering from Rutgers University and a Master of Science in industrial administration from the Carnegie Mellon University Graduate School of Business. He is a Life Member of the AICPA.

Mr. Presby brings a significant level of financial and accounting expertise to the Board, developed at the highest levels during his more than 30-year career with Deloitte, working with numerous listed companies, as well as his extensive resume of audit committee and audit committee chair service for a number of public and private companies. This experience also provides invaluable insight regarding public company reporting matters, as well as a deep understanding of the process of an audit committee’s interactions with the Board, management and the external auditor.

JAMES K. PRICE

Mr. Price has been a Director since December 2013. Mr. Price is a co-founder of ExamWorks Group, Inc., a provider of independent medical examination services, and has served as its Co-Executive Chairman since January 2020. Previously, Mr. Price served as Chief Executive Officer of ExamWorks from October 2010 to January 2020, and as Co-Chairman of the Board and Co-Chief Executive Officer of ExamWorks from 2008 to 2010. Before ExamWorks, Mr. Price served as President, Chief Executive Officer and director of TurboChef Technologies, Inc. and as President, Chief Executive Officer and	66	Compensation Nominating and Corporate Governance

a director of PracticeWorks, Inc. Mr. Price was a co-founder of AMICAS, Inc. and served as its Executive Vice President and Secretary. Mr. Price has served as an executive officer of American Medcare and also co-founded and was an executive officer of International Computer Solutions. Mr. Price sits on the board of directors of several privately-held companies and non-profit organizations. Mr. Price holds a Bachelor of Arts in marketing from the University of Georgia.

Mr. Price’s qualifications to serve on our Board include his expertise in business and corporate strategy and his strong background with early-stage companies like ours that grew both organically and through strategic acquisitions. Mr. Price’s extensive resume as the chief executive officer of other companies also contributes valuable executive and management experience to the Board’s collective knowledge. His broad experience with other public and private company boards also brings important insight and guidance to the Board regarding its responsibilities and best practices in corporate governance.

JANET RISI FIELD

Ms. Risi Field has been a Director since October 2021. Ms. Risi Field has served as Chief Executive Officer of SFLA 305, a business specializing in international trade, since May 2022 and was previously President and Chief Executive Officer of Independent Purchasing Cooperative, an international supply chain management organization she founded in 1996, until December 2021. Prior to founding Independent Purchasing Cooperative, Ms. Risi Field was a commodities buyer for Ralston Purina and held a number of other positions within the food industry. Ms. Risi Field also serves on the board of directors for several private companies and charitable organizations. Ms. Risi Field received a B.A. in English and a minor

	65	Nominating and Corporate Governance
in Business from DePauw University.

31

2025 ANNUAL PROXY STATEMENT

The Board of Directors

Name, Skills and Experience	Age	Committee(s)

Ms. Risi Field’s qualifications to serve on our Board include her experience founding and growing a successful, international business, which is particularly helpful as we grow our business further and expand internationally, as well as her extensive executive and leadership skills gained over the course of her professional career. Ms. Risi Field’s service on other public and private company boards, including serving as a compensation committee chair of a public company, brings important insight and guidance to the Board regarding its responsibilities and best practices regarding executive compensation.

Continuing Directors

Class III Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Name, Skills and Experience	Age	Committee(s)
VINCENT P. COLMAN

Mr. Colman has been a Director since February 2025. Mr. Colman is a former partner of PricewaterhouseCoopers (PwC), an accounting firm, where, in his nearly 30 years as partner, he served in a diverse range of leadership positions, including serving for five years as Vice Chairman, New York Metro Region, three years as US Assurance Leader and four years as US National Office Professional Practice Leader, until his retirement in June 2021. During his tenure at PwC, Mr. Colman’s leadership included strategy, portfolio optimization, business development, technology and innovation, data	64	Audit

management, quality, human capital, change management, regulatory relations, risk management, marketing, and learning and development. Since November 2021, Mr. Colman has served as an advisor to Improve One, a multinational family office with a significant investment portfolio. Mr. Colman serves on the Don Bosco Prep Board of Trustees as Finance/Audit Committee Chairman and is a member of St. John’s University Peter J. Tobin College of Business Advisory Board and previously served on the Ramapo College Board of Trustees, including as Audit Committee Chairman and on the Board of Directors and Audit Committee of U.S. Capital Wealth Advisors from May 2023 until its sale in April 2024. Mr. Colman has been a frequent speaker on key emerging governance, regulatory, and professional issues and is a former member of the Center for Audit Quality Executive Committee, AICPA’s Professional Practice Executive Committee, FASB’s Financial Accounting Standards Advisory Council, and PCAOB’s Standing Advisory Group. Mr. Colman received a Bachelor of Science in Accounting from St. John’s University.

Mr. Colman brings an exceptional level of financial and accounting expertise to the Board, developed at the highest levels during his nearly 40-year career with PwC, working with numerous Fortune 500 listed companies. This experience also provides invaluable insight regarding public company reporting matters and leadership in business strategy and development, as well as a deep understanding of the process of an audit committee’s interactions with the Board, management and the external auditor.

32

2025 ANNUAL PROXY STATEMENT

The Board of Directors

Name, Skills and Experience	Age	Committee(s)
PETER M. GRAHAM

Mr. Graham has been a Director since June 2017. Mr. Graham is a private investor and has been a partner at One Better Ventures LLC, a private advisory and investment company, since June 2017. Mr. Graham served on the board and as chairman of the audit committee of Thrive Acquisition Corporation, a publicly held special purpose acquisition company from September 2021 until January 2023. Previously, Mr. Graham served for seventeen years as chairman of the board of Seventh Generation, Inc., a privately held consumer products company, until it was sold to Unilever PLC in October 2016.	69	Compensation (Chair) Audit

Until 2004, Mr. Graham held various positions with Ladenburg Thalmann Group Inc., including Principal, President and Vice Chairman. In addition to serving on the board of directors of a number of public and privately-held companies prior to 2014, including in the role of lead independent director and chair of the audit and compensation committees, Mr. Graham served on the board of directors of ExamWorks Group, Inc. until May 2016, where he served as a member of the audit, compensation and nominating and corporate governance committees.

Mr. Graham’s extensive service on other public and private company boards, including serving as a lead independent director and audit and compensation committee chair, brings important insight and guidance to the Board regarding its responsibilities, including as a public company, as well as best practices in corporate governance. Mr. Graham’s exposure to the investment banking industry contributes extensive knowledge of finance and capital markets to the Board.

RICHARD E. PERLMAN

Mr. Perlman has been a Director since December 2013, and Chairman of the Board since July 2019. Mr. Perlman is a co-founder of ExamWorks Group, Inc., a provider of independent medical examination services, and has served as its Co-Executive Chairman since January 2020, and previously served as its Executive Chairman from October 2010 to January 2020. Mr. Perlman is also the Chairman of Compass Partners, LLC, a merchant banking firm specializing in middle market companies, which he founded in 1995.	78	Compensation Nominating and Corporate Governance

Mr. Perlman’s previous positions include serving as Executive Chairman of TurboChef Technologies, Inc., PracticeWorks, Inc. and AMICAS. Mr. Perlman sits on the boards of various privately-held companies and serves on The Executive Advisory Board of The Wharton School, The Wharton Entrepreneurship Advisory Board and is a part time faculty member of The Wharton School. He is also a board member of The James Beard Foundation and the Boys and Girls Club of Sarasota. Mr. Perlman is a graduate of the Wharton School of the University of Pennsylvania and received his Master of Business Administration from The Columbia University Graduate School of Business.

Mr. Perlman’s qualifications to serve on our Board include his expertise in business and corporate strategy and his strong background with early-stage companies like ours that grew both organically and through strategic acquisitions. His broad experience with other public and private company boards also brings valuable insight and guidance to the Board regarding its responsibilities and best practices in corporate governance. Mr. Perlman’s significant background in banking and other fiscal matters brings meaningful value the Board’s approach to the Company’s financial positioning.

33

2025 ANNUAL PROXY STATEMENT

The Board of Directors

Class I Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Name, Skills and Experience	Age	Committee(s)
J. MIGUEL FERNANDEZ de CASTRO

Mr. Fernandez de Castro has been a Director since December 2013. Mr. Fernandez de Castro has served as Chief Executive Officer of ExamWorks Group, Inc., a provider of independent medical examination services, since August 2024, as Co-Chief Executive Officer from January 2020 to August 2024, and as Chief Financial Officer since March 2009. Previously, Mr. Fernandez de Castro served as Senior Executive Vice President of ExamWorks from March 2009 to January 2020. Before ExamWorks, Mr. Fernandez de Castro served first as Senior Vice President and subsequently as Chief Financial Officer and Vice President and Controller of

	53	Audit

TurboChef Technologies, Inc. Before TurboChef, Mr. Fernandez de Castro held various positions with PracticeWorks, Inc. Mr. Fernandez de Castro began his career in the audit services group of BDO Seidman, LLP. Mr. Fernandez de Castro received a Bachelor of Arts in Economics and Spanish and a Masters in Accounting from the University of North Carolina at Chapel Hill. Mr. Fernandez de Castro is a Certified Public Accountant in the State of Georgia.

Mr. Fernandez de Castro’s broad executive finance and accounting experience, as well as his professional accounting background, provide the Board with important expertise regarding accounting, financial and treasury matters. This experience also brings to the Board important depth of knowledge regarding public company reporting.

VIJAY MANTHRIPRAGADA

Mr. Manthripragada joined Montrose Environmental as our President in September 2015. In June 2016 Mr. Manthripragada also joined our Board of Directors and, since February 2016, he has served as our President and Chief Executive Officer. Before joining Montrose Environmental, Mr. Manthripragada most recently served as the Chief Executive Officer of PetCareRx, Inc., an e-commerce company, from 2013 to 2015. Prior to PetCareRx, Mr. Manthripragada was at Goldman Sachs where he held various positions from 2006 to 2013. Mr. Manthripragada received his Master of Business Administration	48	None

from The Wharton School, University of Pennsylvania and his Bachelor of Science in Biology from Duke University.

Mr. Manthripragada’s qualifications to serve on the Board include his experience as a president and chief executive officer, which contributes valuable management expertise to the Board’s collective knowledge. Mr. Manthripragada’s Board service also creates a direct, more open channel of communication between the Board and senior management.

34

2025 ANNUAL PROXY STATEMENT

The Board of Directors

Name, Skills and Experience	Age	Committee(s)
ROBIN L. NEWMARK

Dr. Newmark has been a Director since January 2020. Dr. Newmark was previously Executive Director Emeritus at the U.S. Department of Energy’s National Renewable Energy Laboratory (NREL), the national laboratory advancing renewable energy and energy efficiency technologies, a position she held from September 2018 to January 2021 where she led energy analysis and decision support efforts, with prior positions including Executive Director, Strategic Initiatives, Associate Laboratory Director, Energy Analysis and Decision Support, Director, Strategic Energy Analysis Center and	68	Nominating and Corporate Governance (Chair)

Principal Program Manager, Planning and Program Development from 2009 to 2018. Prior to her work at NREL, Dr. Newmark conducted research in energy, environment, climate and national security, and held several leadership positions at the Lawrence Livermore National Laboratory, a national laboratory specializing in nuclear weapons, national and homeland security, energy and environmental research, including Deputy Program Director, Energy and Environmental Security, Program Leader and Associate Program Leader, Water and Environment and External Relations Director, Global Security. Dr. Newmark co-invented a suite of award-winning environmental remediation technologies, authored over 100 papers and reports in the open literature and holds five patents. Dr. Newmark previously served on the Board of Directors of a nonprofit organization initiated by the Colorado Governor’s Energy Office as a resource and energy efficiency asset for regional and national stakeholders. Dr. Newmark received a Bachelor of Science in Earth and Planetary Sciences from the Massachusetts Institute of Technology (Phi Beta Kappa), a Master of Science in Earth Sciences (Marine Geophysics) from the University of California at Santa Cruz, a Master of Philosophy in Geophysics and a Doctor of Philosophy in Marine Geophysics from Columbia University.

Dr. Newmark brings over 30 years of planning and operations experience across the energy and environmental innovation ecosystem to the Board, from foundational research to technology development, validation and entry into commercial markets. Her experience engaging industry partners and public stakeholders in projects provides invaluable expertise and insight to the Board for pursuing our mission and supporting our clients’ environmental needs.

35

2025 ANNUAL PROXY STATEMENT

The Board of Directors

Director Compensation

Our non-management directors are eligible to receive compensation for their services on our Board of Directors and its committees in the form of cash retainers and restricted stock awards. On December 14, 2023, our Board approved the annual compensation packages for our non-management directors for their service on our Board of Directors and its committees for the fiscal year ended December 31, 2024 as set forth below, which was unchanged from non-management director compensation for the fiscal year ended December 31, 2023 and 2022.

2024 Director
Compensation
($)

Annual Cash Retainer	90,000(1)
Annual Equity Grant	110,000(2)
Total Base Compensation	200,000
COMMITTEE CHAIR CASH RETAINERS
Audit	50,000
Compensation	30,000
Nominating and Corporate Governance	10,000
Non-Executive Chair Cash Retainer	80,000

(1)
Annual cash retainers are paid quarterly, in arrears.
(2)
Our non-management directors receive an award of restricted stock, with the number of shares determined by dividing the annual equity grant amount by the closing price of our common stock on the date of the grant (or the prior trading date, if the date of grant falls on a non-trading day), rounded down to the nearest whole share. All restricted stock granted to our non-management directors vest on the one-year anniversary from the date of grant.

Our directors are reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Our directors are also entitled to the protection provided by the indemnification provisions in our bylaws and the indemnification agreements entered into with the directors. Our Board may revise the compensation arrangements for our directors from time to time.

The following table sets forth the compensation earned by our non-management directors for the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)

J. Miguel Fernandez de Castro	90,000	109,981	199,981
Peter M. Graham	120,000	109,981	229,981
Robin L. Newmark	100,000	109,981	209,981
Richard E. Perlman	170,000	109,981	279,981
J. Thomas Presby	140,000	109,981	249,981
James K. Price	90,000	109,981	199,981
Janet Risi Field	90,000	109,981	199,981

(1)
Represents the aggregate grant date fair value of the award of restricted stock granted under the Company’s Amended and Restated 2017 Stock Incentive Plan (the “Stock Plan”) in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC 718”). The fair value reported equals the

36

2025 ANNUAL PROXY STATEMENT

The Board of Directors

number of restricted shares granted, which was 3,423, multiplied by the closing price of the Company’s common stock of $32.13 per share on December 29, 2023, the trading day immediately prior to the date of grant.
(2)
The following table sets forth the aggregate number of stock awards and stock options outstanding as of December 31, 2024:

Name	Aggregate Shares Subject to Outstanding Stock Awards (#)(a)	Number of Securities Underlying Exercised Options (#) Exercisable(b)	Number of Securities Underlying Exercised Options (#) Unexercisable

J. Miguel Fernandez de Castro	3,423	—	—
Peter M. Graham	3,423	—	—
Robin L. Newmark	3,423	—	—
Richard E. Perlman	3,423	—	—
J. Thomas Presby	3,423	10,000	—
James K. Price	3,423	—	—
Janet Risi Field	3,423	—	—

(a)
All 3,423 of the shares reported for each director are shares of restricted stock that vested on January 1, 2025.
(b)
Stock options have an exercise price of $9.76 per share of common stock and are fully vested.

Stock Ownership Guidelines

Our Board believes that, in order to more closely align the interest of our non-management directors with the long-term interests of our stockholders, all non-management directors should maintain a level of equity interests in the Company’s common stock. Under our Stock Ownership Guidelines, all non-management directors (other than any director appointed pursuant to a contractual right, such as that of Oaktree, the holder of our Series A-2 preferred stock) are expected to hold at least five times the annual cash retainer (currently $450,000) in stock or stock equivalents, subject to a five-year phase-in period following our initial public offering in July 2020, or for subsequent appointments, from the director’s date of appointment. As of January 31, 2025, all of the non-management directors subject to the ownership guidelines exceeded or were on track to meet this requirement. See “Compensation Discussion and Analysis” for a discussion of stock ownership guidelines applicable to our executive officers.

37

2025 ANNUAL PROXY STATEMENT

Audit Committee Matters

Audit Committee Matters

Report of the Audit Committee

The Audit Committee hereby reports as follows:

1.
Management has primary responsibility for the accuracy and fairness of the Company’s consolidated financial statements as well as the processes employed to prepare the financial statements, and the system of internal control over financial reporting.
2.
The Audit Committee represents the Board of Directors in discharging its responsibilities relating to the Company’s accounting, financial reporting, financial practices and system of internal controls. As part of its oversight role, the Audit Committee has reviewed and discussed with the Company’s management the Company’s audited consolidated financial statements included in its 2024 Annual Report on Form 10-K.
3.
The Audit Committee has discussed with the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the overall scope of and plans for its audit. The Audit Committee has met with Deloitte & Touche LLP, with and without management present, to discuss the Company’s financial reporting processes and system of internal control over financial reporting in addition to those matters required to be discussed with the independent auditors under the applicable requirements adopted by the Public Company Accounting Oversight Board (PCAOB) and the SEC.
4.
The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP their independence.
5.
Based on the review and discussions referred to in paragraphs (1) through (4) above, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

J. Thomas Presby

Vincent P. Colman

J. Miguel Fernandez de Castro

Peter M. Graham

38

2025 ANNUAL PROXY STATEMENT

PROPOSAL 2: Ratification of Appointment of Independent
Registered Public Accounting Firm

PROPOSAL 2: Ratification of Appointment of Independent
Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2025. At the Annual Meeting, stockholders will be asked to ratify the selection of Deloitte & Touche LLP.

Deloitte & Touche LLP has audited the Company’s financial statements since 2016. The Company has been advised by Deloitte & Touche LLP that the firm has no relationship with the Company or its subsidiaries other than that arising from the firm’s engagement as auditors, tax advisors and consultants. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

Neither the Company’s Certificate of Incorporation nor the Company’s Bylaws require that stockholders ratify the selection of the Company’s independent registered public accounting firm. However, we are requesting ratification because we believe it is a matter of good corporate practice. If the Company’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may, nonetheless, retain Deloitte & Touche LLP as the Company’s independent registered public accountants. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time if it determines that the change would be in the best interests of the Company and its stockholders.

Required Vote

The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 will require the affirmative vote of a majority of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes, to the extent there are any, will have no effect on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

39

2025 ANNUAL PROXY STATEMENT

Audit Committee Matters

Audit and Non-Audit Fees

Set forth below are the fees billed to the Company by its independent registered public accounting firm, Deloitte & Touche LLP, for the fiscal periods indicated:

	2024($)	2023($)

Audit Fees	1,848,077	2,045,881(1)
Tax Fees	98,280	3,017
All Other Fees	-	3,790
TOTAL	1,946,357	1,646,807

(1)
Includes $405,881 of additional fees related to the audit of our 2023 financial statements that had not been approved and billed prior to filing of the 2024 Proxy Statement and were therefore not reported therein.

Audit Fees

Consist of fees for professional services provided in connection with the annual audit of the Company’s consolidated financial statements; the reviews of the Company’s quarterly results of operations and reports on Form 10-Q; and the services that an independent auditor would customarily provide in connection with audits of the Company’s subsidiaries, other regulatory filings, and similar engagements for each fiscal year shown, such as consents and reviews of documents filed with the SEC.

Tax Fees

Consist of fees for tax compliance, tax advice and tax planning.

All Other Fees

All other fees for 2023 consist of subscription fees to the Company’s independent registered public accounting firm’s technical accounting literature site.

Pre-Approval Policies and Procedures

In connection with our initial public offering, the Board of Directors adopted a written policy for the pre-approval of certain audit and non-audit services which the Company’s independent registered public accounting firm provides. The policy balances the need to ensure the independence of the accounting firm while recognizing that in certain situations the firm may possess both the technical expertise and knowledge of the Company to best advise the Company on issues and matters in addition to accounting and auditing. In general, the Company’s independent registered public accounting firm cannot be engaged to provide any audit or non-audit services unless the engagement is pre-approved by the Audit Committee in compliance with the Sarbanes-Oxley Act of 2002. Certain basic services may also be pre-approved by the Chairman of the Audit Committee under the policy. However, any service that is not specifically pre-approved under the policy must be specifically pre-approved by the Audit Committee if it is to be provided by the independent registered public accounting firm. In determining whether or not to pre-approve services, the Audit Committee determines whether the service is a permissible service under the SEC’s rules, and, if permissible, the potential effect of such services on the independence of the Company’s independent registered public accounting firm. All of the fees identified in the table above were approved in accordance with SEC requirements and pursuant to the policies and procedures described above.

40

2025 ANNUAL PROXY STATEMENT

Compensation Committee Matters

Compensation Committee Matters

Compensation Committee Report

The Compensation Committee hereby reports as follows:*

1.
In fulfilling its oversight responsibilities, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) required by Item 402(b) of Regulation S-K with management; and
2.
Based on its review and these discussions, has recommended to the Board of Directors that the CD&A be included or incorporated by reference in our fiscal year 2024 Annual Report on Form 10-K and this 2025 Proxy Statement.

Peter M. Graham

Richard E. Perlman

J. Thomas Presby

James K. Price

* This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, (the “Exchange Act”), whether made before or after the date hereof, unless specifically incorporated by reference therein.

41

2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (CD&A), we provide an overview and analysis of our compensation philosophy, programs and policies for our named executive officers (NEOs) in order to provide our stockholders with the information necessary to assess our executive compensation program.

For purposes of review and analysis in this 2025 Proxy Statement, our named executive officers for all relevant periods were:

Name	Title
Vijay Manthripragada	President and Chief Executive Officer
Allan Dicks	Chief Financial Officer
Nasym Afsari	General Counsel and Secretary
Joshua W. LeMaire	Former Chief Operating Officer
Jose M. Revuelta	Chief Strategy Officer

Effective January 1, 2025, Mr. LeMaire was no longer serving in the role of Chief Operating Officer.

Our Business

Since our inception in 2012, our mission has been to help clients and communities meet their environmental goals and needs. According to data derived from a 2024 Environmental Industry Study prepared by Environmental Business International, Inc., or EBI, which we commissioned and update annually, the global environmental industry is estimated to be approximately $1.6 trillion, with $540 billion concentrated in the United States.

We service complex and often non-discretionary environmental needs of our diverse clients across our three business segments: Assessment, Permitting and Response; Measurement and Analysis; and Remediation and Reuse. Examples of our services include:

42

2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

Our industry is highly fragmented with no single market leader. By focusing solely on environmental solutions, we believe we are uniquely positioned to become a leading platform in the environmental industry. We provide a diverse range of environmental services to our private and public sector clients across the life cycle of their needs—whether they are launching new projects, maintaining operations, decommissioning operations, rehabilitating assets, managing the impacts of climate change or responding to unexpected environmental disruption. Our integrated platform has been a catalyst for our organic growth and we have built on this platform through strategic acquisitions.

Innovation is core to our strategy. As the world’s environmental challenges grow in number, scope and complexity, increasing public pressure and ongoing regulatory changes are driving the demand for better information and advanced solutions. We prioritize innovation to enhance the quality of information provided to clients, and provide solutions tailored to clients' specific environmental needs. Examples include more accurately measuring emissions, or identifying and remediating known and emerging contaminants. Our commitment to ongoing innovation includes investing in research, development, software development, and technology—both directly and through strategic partnerships. These efforts are aimed at creating better solutions for our clients. We believe that these investments, along with our focus on geographic expansion, sales and marketing initiatives, environmental service offerings, and strategic acquisitions, will continue to distinguish us in the marketplace.

Business and Financial Performance

Our revenue and earnings are highly resilient. We do not rely upon any single service, product, political approach or regulatory framework. We serve a diverse set of approximately 6,300 clients across a wide variety of end markets and geographies in both the private and public sectors, with the majority of clients being in the private sector. Funding for our services is typically non-discretionary given regulatory drivers and public health concerns. As a result, our business is positioned to be less susceptible to political and economic cycles. Our client activities can occur at different times for different industries, regardless of economic cycles. Including and excluding revenues generated by environmental emergency response services, clients generating approximately 96% of revenue in the fiscal year ended December 31, 2023 repeated in the fiscal year ended December 31, 2024.

Our financial success is driven by both strong organic and acquisition-driven growth, and as a result, our total revenue has grown at a compounded annual growth rate of 24.4% since 2019.

Our environmental focus and reputation have enabled us to attract and retain some of the most highly sought-after employees in our industry. These employees have contributed to our organic growth, differentiated brand, reputation and culture.

Our approach has allowed us to successfully and consistently scale our business, and we believe we are well positioned to continue our trajectory and market leadership as we address the growing environmental needs of our clients and communities.

Stockholder Return

The following graph depicts the total cumulative stockholder return on our common stock from July 23, 2020, the first day of trading of our common stock on the NYSE, through December 31, 2024, relative to the performance of the Russell 2000 Index and MSCI USA ESG Leaders. The graph assumes an initial investment of $100.00 at the close of

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

trading on July 23, 2020 and that all dividends paid by companies included in these indices have been reinvested. The performance shown in the graph below is not intended to forecast or be indicative of future stock price performance.

Say-on-Pay Vote on Executive Compensation

Our Compensation Committee considered the results of the non-binding stockholder advisory vote on the compensation of our named executive officers conducted at the May 7, 2024 annual meeting of stockholders. As reported in our current report on Form 8-K, filed with the SEC on May 8, 2024, approximately 52% of the votes cast on the proposal expressed support for the compensation program offered to our named executive officers as disclosed in last year’s proxy statement (the “Say-on-Pay Vote”).

Accordingly, our Compensation Committee took the results of this vote into account as we evaluated our current compensation programs and continue formulating future programs. In light of this level of support for our Say-on-Pay Vote the Company reached out to stockholders to better understand their views and rationale for their voting decisions as described below, and the Board has made certain changes to, and commitments with respect to, executive compensation as a result of such feedback and taking into account the Say-on-Pay Vote. Further, the Board has elected to continue to conduct the Say-on-Pay Vote annually, thereby giving our stockholders the opportunity to provide feedback on the compensation of our NEOs each year. We will be conducting our annual Say-on-Pay Vote as described in Proposal 3 of this Proxy Statement at the Annual Meeting.

Stockholder Outreach and Responsiveness

In recent years, we have regularly engaged with our stockholders in a variety of forums. Considering the results of our 2024 and 2023 Say-on-Pay vote, we expanded our efforts to proactively reach out to our stockholders and their compensation and governance representatives to better understand any concerns they might have, as well as to discuss the Company’s compensation practices and considerations for future compensation programs.

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

The summary table below sets forth compensation-related feedback from our stockholders and the actions the Compensation Committee and Board have taken or plan to take in response to such feedback and the Say-on-Pay Vote.

What We Heard	Our Response
Lack of Support for the Structure, Performance Metrics and Quantum of the 2021 Long Term Incentive Grants
✓
After having heard the perspectives of our stockholders on the five-year front loading, stock price based metrics, and quantum of the 2021 Outperformance Grants, our Board and NEOs agreed to cancel all SARs that were issued in 2021, effective December 31, 2024. NEOs did not and will not receive additional cash or equity compensation in exchange for this cancellation, and their total overall compensation opportunities have been reduced.
✓
In addition, as further described herein, future long term incentive compensation plans will not be structured similarly to the 2021 program.

Stockholder Preference for Multiple Trigger Equity Vesting
✓
The 2021 program was originally designed to retain and incentivize our NEOs over a five-year period and a commitment was made by the Board to not issue any additional grants over that five year period.
✓
The Board and Compensation Committee intend to uphold their commitment to stockholders to not issue new equity to our NEOs during the term of the 2021 grants. As such, the Company has not yet had the opportunity to modify its NEO compensation programs to align with stockholder feedback, but as further discussed below, intends to do so beginning in 2027 after the RSUs granted in 2021 vest and the five-year performance period is complete.

Future Long-Term Incentive Programs Structures
✓
In 2023, the Compensation Committee engaged a new compensation advisor to help structure future compensation programs.
✓
As we begin to approach the end of the five-year performance period of the 2021 Outperformance Grant, our Compensation Committee is considering various approaches to the continued retention and motivation of our management team based on feedback from our new independent compensation advisor and peer group data, as well as input from our stockholders.
✓
Our Compensation Committee and Board recognize the importance of alignment of executive compensation with Company performance and stockholder objectives. These factors, along with market data, will be taken into consideration as we develop future compensation programs for our NEOs.
✓
In response to stockholder feedback and concerns related to the 2021 grants, the Compensation Committee and Board have committed that:
-
The Company will pursue a strategy of annual long-term incentive awards beginning in 2027, with no frontloading of grants
-
The quantum of annual awards will be informed by market benchmarking of an appropriate peer set of companies

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

What We Heard	Our Response

-
At least 50% of the long-term incentive awards to our NEOs will be performance-based
-
Performance aspect of award will provide upside for achievement above plan and will result in forfeiture of awards if threshold levels of performance are not achieved
-
Award vehicles and performance metrics will be determined prior to grant based on an evaluation of relevant facts and circumstances at that time
✓
The Company will continue to engage stockholders for their input on compensation programs before new programs are implemented.

Methodology for Determination of NEO Base Pay
✓
As discussed in our 2024 Proxy Statement, our Compensation Committee and Board take into consideration peer group data, benchmark data, individual roles and responsibilities, and performance in developing our short term compensation programs.
✓
Our NEO base salary compensation is reviewed and updated every two years, rather than reviewing and adjusting compensation on an annual basis. As a result, at the time any biennial adjustments are made, as they were in fiscal 2024, they take into consideration:
-
two years of market adjustments;
-
the expected evolution of the Company for a two-year period; and
-
individual NEO’s roles and responsibilities over a broader term.

Short Term Incentive Programs - Single Metric, M&A Based Bonus Program, and Lack of Disclosure of Threshold and Actual Performance
✓
Our Compensation Committee and Board believe that utilizing adjusted EBITDA and acquired EBITDA as performance measures aligns our NEO compensation directly with the financial performance of the Company and aligns their compensation with the interests of our stockholders. While we do disclose performance thresholds and metrics related to acquired adjusted EBITDA, we do not publicly disclose our adjusted EBITDA performance targets, as the information is confidential and any disclosure thereof could cause competitive harm to the Company. We do, however, disclose our results as a percentage of our targets, which drives the determination of any cash bonus amounts payable to our NEOs.

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

What We Heard	Our Response

✓
However, based on stockholder feedback, our Compensation Committee and Board have decided that, beginning in 2025:
-
Short-term incentive programs for our NEOs other than Mr. Revuelta, our Chief Strategy Officer who is primarily responsible for the identification and oversight of acquisitions, will no longer include an acquired adjusted EBITDA based component; and
-
Short-term incentive programs for our NEOs will include additional performance based metrics aligned with strategic goals and deliverables
✓
In addition, we discussed that the Board retains discretion to adjust short-term incentive compensation amounts payable to our NEOs based on individual performance.

Concerns Regarding Employee Engagement and Retention in Light of 2024 Stock Price Performance
✓
We discussed our overall compensation philosophy for our employees, which is designed to reward performance with both cash and equity compensation, as well as our employee engagement efforts.
✓
Employees of a certain level within our organization are eligible for annual long-term incentive grants in the form of RSUs, which allows them to retain value over time and provides them with continued opportunities to receive grants at different price points, all of which generally have 3-4 year vesting terms to incentivize retention.
✓
In 2024, we launched a company-wide employee engagement survey aimed at understanding and improving our workplace culture. This survey was designed to provide actionable, data-driven insights that can help us retain talent and position ourselves as an employer of choice.

Our stockholder engagement efforts provided our Compensation Committee and Board with valuable input that has shaped our disclosures in this Proxy Statement, decisions made in 2024 and early 2025 with respect to NEO compensation, and will continue to be taken into consideration as we evolve and develop future compensation programs for our NEOs and other executive leaders. The Board acknowledges that transparency and responsiveness is an important component of our governance commitment to stockholders. We remain committed to engaging with our stockholders and value their input and feedback on the compensation and governance practices of the Company.

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

Compensation Program Governance Highlights

Our goal is to have the best-in-class compensation program that aligns with our key objectives and our stockholders’ long-term interests. The table below shows the governance best practices that guide our compensation program.

	What We Do (Best Practices)		What We Don’t Allow
✓	Pay for performance	×	No hedging of Company stock by executives or directors
✓	Align executive compensation with stockholder returns through long-term/equity incentives	×	No change-in-control severance multiple in excess of three times salary and target bonus
✓	Hold annual say-on-pay vote	×	No excise tax gross-ups in executive agreements
✓	Enforce strict insider trading policies – and enforce blackout trading periods for executives, directors and others within the organization	×	No re-pricing or cash buyout of underwater stock options or stock appreciation rights (“SARs”)
✓	Set meaningful stock ownership guidelines for executives and directors	×	No excessive perquisites or benefits
✓	Set a maximum individual payout limit on our Bonus Program and for our equity awards	×	No guaranteed compensation either annually or multi-year
✓	Retain an independent compensation consultant reporting directly to the Compensation Committee	×	No uncapped incentive plans
✓	Maintain a robust clawback policy with a 3-year lookback

Compensation Philosophy and Highlights

We are a stockholder value driven organization and our compensation philosophy is designed to motivate and retain top executive talent and drive organizational performance that is in the best interest of our stockholders in the long term. We are committed to a pay for performance philosophy and have designed our compensation programs in accordance with these objectives.

To reward both short- and long-term performance, the objectives of our executive compensation program are to:

1.
Align executive and stockholder interests;
2.
Provide a significant portion of total compensation that is long term, performance-based and at risk;
3.
Motivate desired behaviors by linking variable pay to value creating financial metrics; and
4.
Provide competitive total pay opportunities in order to attract and retain talented executives.

With our goal of becoming a global leader in the growing environmental industry, our leadership and culture are critical, define who we are and are foundational to our business performance. Given the sizable opportunities we believe are ahead of us in the evolving environmental industry and the potential for us to continue creating stockholder value, it is vital that we maintain our executive officer leadership team to the maximum extent possible.

The following are key highlights of our fiscal year 2024 compensation program for our NEOs:

•
NEOs received increased base compensation after not receiving base compensation adjustments in 2023;
•
NEOs received a short-term incentive annual bonus payout for 2024 based on company performance;
•
M&A cash bonus eligibility was capped based on stockholder feedback;

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

•
SARs granted in 2021 as part of the long term incentive programs were forfeited, without payment of any additional cash or equity-based consideration; and
•
No additional equity grants to NEOs as previously committed.

Compensation Process

Role of the Compensation Committee

The Compensation Committee is responsible to our Board of Directors for oversight of our executive compensation programs. The Compensation Committee consists of independent directors and is responsible for the review and approval of all aspects of our programs. Among its duties, the Compensation Committee is responsible for:

•
Considering input from our stockholders;
•
Reviewing and assessing competitive market data;
•
Reviewing the chief executive officer’s performance and determining the chief executive officer’s compensation;
•
Reviewing and approving incentive plan goals, achievement levels, objectives and compensation recommendations for the NEOs and other executive officers;
•
Evaluating the competitiveness of each executive’s total compensation package to ensure that we can attract and retain critical management talent; and
•
Approving any changes to the total compensation programs for the NEOs including, but not limited to, base salary, annual bonuses, long-term incentives and benefits.

Following review and discussion, the Compensation Committee or the Board, as applicable, approves the executive compensation of our executive officers. The Committee is supported in its work by our Senior Vice President of Human Resources and our General Counsel, as well as the Compensation Committee’s independent compensation consultant.

Role of the Independent Compensation Consultant

The Compensation Committee retains the services of Exequity LLP (Exequity) in accordance with the Compensation Committee’s charter. Exequity reports directly to the Compensation Committee. The Compensation Committee retains sole authority to hire or terminate the independent compensation consultant, approves its professional fees, determines the nature and scope of its services and evaluates its performance. A representative of Exequity attends Compensation Committee meetings and communicates with the Compensation Committee chair between meetings, as requested.

In advising with respect to fiscal year 2024 compensation and future long term incentive programs for our NEOs, Exequity’s role included, but was not limited to, the following:

•
Advising the Compensation Committee on director and executive compensation trends and regulatory developments;
•
Assisting with the design of our executive compensation structure;
•
Developing a peer group of companies for determining competitive compensation rates;
•
Providing a total compensation study for executives against peer companies;
•
Providing advice to the Compensation Committee on corporate governance best practices, as well as any other areas of concern or risk;
•
Serving as a resource to the Compensation Committee chair for meeting agendas and supporting materials in advance of each meeting;
•
Reviewing and commenting on proxy statement disclosure items, including review of the CD&A; and

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

•
Advising the Compensation Committee on management’s pay recommendations.

The Compensation Committee has assessed the independence of Exequity as required by the SEC and NYSE listing standards. The Compensation Committee reviewed its relationship with Exequity, and considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act. Based on this review, the Compensation Committee concluded that there are no conflicts of interest raised by the work performed by Exequity, and that Exequity is independent.

Role of Management

For executive officers other than himself, our CEO makes pay recommendations to the Compensation Committee based on competitive market data from our independent compensation consultants, perspectives from our independent compensation consultant on labor market dynamics, an assessment of individual performance and company financial performance. His recommendations to the Compensation Committee establish appropriate and market-competitive compensation opportunities for our NEOs, consistent with our overall pay philosophy. Our CEO and the Compensation Committee also review and approve the short-term incentive metrics and goals for the upcoming year and any new long-term incentive grants. The Compensation Committee reviews and discusses the recommendations, in conjunction with the Compensation Committee’s independent compensation consultant, in making compensation decisions or recommendations to the full Board. No officer participates directly in the final deliberations or determinations regarding his or her own compensation package. For CEO pay decisions, the Compensation Committee independently solicits data and perspectives from our independent compensation consultant and independently establishes compensation opportunities consistent with our overall pay philosophy.

Pay Mix

Our mix of total target compensation in 2024 included significant portions of variable “at-risk” compensation and retentive equity compensation to incentivize a long-term focus and align their interests with those of our stockholders.

Of the regular 2024 annual target compensation opportunity of our CEO:

•
81% was equity based incentives;
•
9% was base salary; and
•
10% was cash incentives.

Of the regular 2024 annual target compensation opportunity of our other NEOs, on average:

•
78% was equity-based incentives;
•
13% was base salary; and
•
9% was cash incentives.

These calculations reflect the following:

•
2021 One-Time Long-Term Outperformance Equity Grant. As disclosed in our 2022 CD&A, on December 16, 2021, our NEOs received a one-time Long-Term Outperformance Equity Grant. Consistent with our philosophy and objectives at the time of that grant, these provide long term equity incentives for a five-year period for each recipient. Given the five-year performance period of such grants, we have included 1/5th of the grant date value for the 2021 one-time Long-Term Outperformance Equity Grants in the compensation mix calculations above, even though the current values of such awards is less. For Mr. Manthripragada, 50% of his RSUs granted in 2021 are performance based and subject to the Company achieving certain EBITDA hurdles, as discussed in our CD&A. As of December 31, 2024, the performance metrics set forth in the CEO performance-based RSUs have been met, though the grants are not yet vested.

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

•
2024 Equity Grants. No new equity grants made to our NEOs in 2024, consistent with our commitment following the 2021 outperformance grants.
•
Cancellation of SARs. Taking into account stockholder feedback, effective December 31, 2024, the SARs previously granted to our NEOs were forfeited, without cash payment or additional equity grants as consideration. As a result of this cancellation, both the Company's total stock compensation expense beginning in 2025 and potential future share dilution have been reduced to the benefit of our stockholders.
•
Our NEOs received an Acquisition Based Bonus for fiscal year 2024, which is further described in the CD&A. The Acquisition Based Bonus program is designed to provide NEOs with the opportunity to earn cash bonuses as a percentage of acquired adjusted EBITDA for acquisitions that closed between January 1, 2024 and December 31, 2025. The Acquisition Based Bonus reflected in the compensation mix calculations above assumes a target of $12.5 million of acquired adjusted EBITDA, and such Acquisition Based Bonus has a maximum payout at $25.0 million of acquired adjusted EBITDA. As discussed in the “Stockholder Outreach and Responsiveness” section of this CD&A, based on stockholder feedback, the Board has committed to eliminating the Acquisition Based Bonus program for NEOs other than Mr. Revuelta, our Chief Strategy Officer, who is primarily responsible for identification and oversight of our acquisitions, beginning in 2025.

Peer Group / Benchmarking

Periodically, the Compensation Committee reviews total compensation market data provided by its independent consultant. The Compensation Committee approves the peer group used for comparisons prior to commencement of the pay study.

During 2023, management and the Compensation Committee performed a comprehensive review of potential peer companies. The following criteria were used to develop a peer group for Exequity’s December 2023 pay study which informed the 2024 short term compensation programs for our NEOs:

•
Industries. Construction and Engineering, Environmental and Facilities Services, Oil and Gas Refining and Marketing, Renewable Energy and Research and Consulting Services;
•
Company Size. Companies of roughly comparable size and complexity in terms of annual revenue, market capitalization, and headcount;
•
Competitors. Companies with similar service categories that compete with us for business and management talent.

The following peer group was approved and used in Exequity’s December 2023 study to assist with fiscal year 2024 pay decisions. Bolded companies were new peers for Exequity’s December 2023 pay study.

• Ameresco, Inc.	• Heritage-Crystal Clean, Inc.
• Argan, Inc.	• Mistras Group, Inc.
• Bowman Consulting Group Ltd.	• NV5 Global, Inc.
• Casella Waste Systems, Inc.	• Ormat Technologies, Inc.
• CECO Environmental Corp.	• REX American Resources Corporation
• Clean Energy Fuels Corp.	• Stantec Inc.
• Clean Harbors, Inc.	• Stericycle, Inc.
• CRA International, Inc.	• Tetra Tech, Inc.
• Exponent, Inc.	• Willdan Group, Inc.
• Forrester Research, Inc.

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

Enphase Energy, Inc., First Solar, Inc., Perma-Fix Environmental Services, Inc., SolarEdge Technologies, Inc., SunPower Corporation, and Sunrun Inc. were removed from the prior year peer group based on industry classification and/or size criteria. Additionally, the following companies were acquired and therefore removed from the prior year peer group: Covanta Holding Corporation, Evoqua Water Technologies, Corp., and US Ecology, Inc.

The Compensation Committee uses multiple reference points to establish targeted total compensation opportunities. The Compensation Committee reviews competitive market data from:

1.
Its compensation consultant’s annual total compensation study of peer companies; and
2.
Broader U.S. compensation surveys for similar-sized companies to inform its decisions about overall compensation opportunities and specific pay elements.

The Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader United States market. Instead, the Compensation Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning.

Timing of Compensation Decisions

Pay recommendations for our executives, including our executive officers, are typically made by the Committee at a meeting or meetings in the last quarter of the year. These meetings are typically held around the same time as our budget for the subsequent fiscal year is being finalized. This timing allows the Committee to have a complete anticipated financial performance picture prior to making compensation decisions. In advance of these fourth quarter meetings, the Committee often has multiple pre-meetings or other off-cycle discussions to give thorough consideration to labor market dynamics, market data, executive performance, and the appropriate amount and structure of compensation for our executives.

Decisions with respect to prior fiscal year performance typically are made at the Committee’s or the Board’s first regularly scheduled meeting for the fiscal year. Further, any equity awards approved by the Committee or the Board at this meeting are dated two weeks following the date of the meeting. Stock options and other equity incentive awards are typically approved by the Board at our regular quarterly meetings.

The exceptions to this timing are awards to executives who are promoted or hired from outside of the Company during the fiscal year. These executives may receive equity awards effective or dated, as applicable, as of the date of their promotion or hire or the next nearest scheduled Compensation Committee or Board meeting.

Compensation Elements

Consistent with our philosophy and our commitments when the outperformance grants were made in 2021, the compensation program for our NEOs in fiscal year 2024 consisted of an annual base salary plus annual cash incentives and did not include any additional equity incentives. However, as discussed in this CD&A, in 2024, the SARs granted to our NEOs in 2021 were forfeited, without any cash or additional equity consideration.

For comparative purposes, the Summary Compensation Table includes the compensation earned by or paid to our NEOs during the fiscal years ended December 31, 2022, December 31, 2023 and December 31, 2024.

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

Summary of Compensation Elements

The compensation paid to our NEOs in fiscal year 2024 was composed of the following components, which are further described herein:

Compensation Element	Performance Period
Base Salary	Fiscal Year 2024
Organic Growth Cash Bonus	Fiscal Year 2024
Acquisition Based Cash Bonus	Fiscal Year 2024

Though the fiscal year 2024 compensation program included the Acquisition Based Cash Bonus, as reflected in this CD&A, the Board has committed to removing this bonus program in 2025 for NEOs other than Mr. Revuelta, our Chief Strategy Officer who is primarily responsible for identification and oversight of acquisitions.

Base Salary

The base salaries of our NEOs align with the scope and complexity of their roles, their capabilities, and with prevailing market conditions. The table below shows our NEOs’ base salaries for 2024 and the percentage increase from their respective base salaries in 2023.

Changes to our NEO salaries in fiscal year 2024 represented our first market-based adjustment since 2022. Our NEO short term compensation programs are reviewed every two years and take into account market factors, company size and individual roles and responsibilities. The approved changes aligned our NEO salaries with the competitive market values based on a thorough review of the results of Exequity’s total compensation study of publicly-traded peer companies and broader U.S. compensation surveys for similar-sized companies, and reflect an adjustment that should be considered over a two year period since no raises were implemented in 2023.

Name	2024 Base Salary ($)	Change from Year 2022/2023(1)

Vijay Manthripragada	950,000	23%
Allan Dicks	525,000	17%
Nasym Afsari	525,000	17%
Joshua W. LeMaire	525,000	11%
Jose M. Revuelta	525,000	11%
(1)
Our NEO salaries were unchanged from 2022-2023 and thus these changes represent the first salary increases in two years.

Cash Bonus Programs

In 2024, our NEOs were eligible to earn incentives based on fiscal year performance under two programs: the Organic Growth Bonus and the Acquisition Based Bonus. Both plans were designed to reward our NEOs who attain superior annual performance in key areas that we believe create long-term value for stockholders and were designed based on market practices. However, based on stockholder feedback, the Board has committed to removing acquisition based bonus programs for NEOs other than Mr. Revuelta (who is primarily responsible for identification and oversight of our acquisitions) beginning in 2025.

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

Total target cash bonuses in fiscal year 2024 for our NEOs were as follows, and as further described herein:

Name	Target Organic Growth Performance Based Bonus (Cash)($)	Acquisition Based Bonus(1) (Cash)($)	Total Target Cash Bonus ($)	Total Target Cash Bonus as a Percentage of Base Salary

Vijay Manthripragada	592,500	500,000	1,092,500	115%
Allan Dicks	180,000	187,500	367,500	70%
Nasym Afsari	172,500	168,750	341,250	65%
Joshua W. LeMaire	180,000	187,500	367,500	70%
Jose M. Revuelta	117,500	250,000	367,500	70%

(1)
Assumes $12.5 million of acquired adjusted EBITDA for purposes of calculating Total Target Cash Bonus. See “Acquisition Based Cash Bonus (Fiscal Year 2024 Performance Period)” below.

Organic Growth Cash Bonus (Fiscal Year 2024 Performance Period)

The Organic Growth Cash Bonus program was designed to provide NEOs with the opportunity to earn cash bonuses based on the achievement of specific Company-wide adjusted EBITDA goals in fiscal year 2024. Our Compensation Committee and Board believe that using adjusted EBITDA as a performance metric for a portion of our NEOs’ annual target compensation program rewards our NEOs for organically growing the Company in a profitable manner and, given that adjusted EBITDA is a commonly used measure of Company performance and proxy for cash generation by our investors, is an appropriate metric.

Each of our NEOs was eligible to earn an incentive under this plan based on achievement of budgeted adjusted EBITDA as approved by our Board for the year and excluding any adjusted EBITDA from businesses acquired in 2024. The threshold for eligibility under the plan requires achievement of at least 93% of the fiscal year pre-acquisition budget approved by our Board and reaches its maximum payout at achievement of 107% of the fiscal year pre-acquisition budget. The plan is formulaic: for every 1% above or below target, the aggregate value of the bonus amount is increased or reduced by 14.3%, not to exceed 200% of the target amount.

Notwithstanding the formulaic methodology for calculation of this plan, the Board (upon the recommendation of the CEO for the other NEOs) retains discretion to adjust upward or downward NEO cash bonus awards based on individual performance.

The table below sets forth the threshold, target and maximum Organic Growth Cash Bonus amounts approved for each NEO for fiscal year 2024 and the actual payout amounts earned by each NEO.

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

The Company’s fiscal year 2024 performance was 98.1% of the 2024 pre-acquisition adjusted EBITDA threshold for the Organic Growth Cash Bonus for fiscal year 2024. Therefore, our NEOs earned 73.1% of their target Organic Growth Cash Bonus in fiscal 2024. The Company does not publicly-disclose its adjusted EBITDA performance targets, as the information is confidential and any disclosure thereof could cause competitive harm to the Company, but the Compensation Committee believed that achievement of the target goal was challenging and would have required substantial performance. In addition, as noted above, utilizing adjusted EBITDA as a performance measure aligns our NEO compensation directly with the financial performance of the Company and aligns their compensation with the interests of our stockholders. The amounts earned under the Organic Growth Cash Bonus for fiscal year 2024, were paid in cash to the NEOs following the close of the fiscal year and are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Name	2024 Threshold ($)	2024 Target ($)	2024 Maximum ($)	Actual ($)

Vijay Manthripragada	84,728	592,500	1,185,000	430,560
Allan Dicks	25,740	180,000	360,000	130,480
Nasym Afsari	24,668	172,500	345,000	126,650
Joshua W. LeMaire	25,740	180,000	360,000	130,480
Jose M. Revuelta	16,803	117,500	235,000	84,430

(1)
Threshold for minimum bonus payout required achievement of 93% of pre-acquisition adjusted EBITDA budget, which would result in a payment of 14.3% of target.
(2)
Maximum bonus payout capped at achievement of 107% of pre-acquisition adjusted EBITDA budget, which would result in a maximum payment of 200% of target.

As discussed in this Proxy Statement, based on stockholder feedback regarding the utilization of a single metric for NEO compensation programs, the Board has determined to include additional qualifiers related to strategic drivers of value into the 2025 NEO short term compensation programs.

Acquisition Based Cash Bonus (Fiscal Year 2024 Performance Period)

The Acquisition Based Bonus program is designed to provide NEOs with the opportunity to earn cash bonuses as a percentage of acquired adjusted EBITDA for acquisitions that closed between January 1, 2024 and December 31, 2024. The minimum Acquisition Based Bonus amount for all NEOs was $0.00 and the aggregate cap for the Acquisition Based Bonus payable for all NEOs was $2,587,500.

Strategic acquisitions are one of the catalysts for our historical and continued growth, and as such, our Compensation Committee and Board believe that incorporating acquired adjusted EBITDA into our NEO compensation program appropriately incentivizes our NEOs to pursue and complete strategic acquisitions. In addition to organic growth, acquisitions of strategic businesses in our industry continues to be a part of the Company’s growth strategy, and as such, aligning our NEO compensation to acquisitive growth further aligns our compensation to value creation for our stockholders.

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2025 ANNUAL PROXY STATEMENT

Compensation Discussion and Analysis

However, as discussed in this Proxy Statement, based on stockholder feedback, the Board has determined to eliminate acquired adjusted EBITDA as a cash bonus metric for all NEOs other than Mr. Revuelta, our Chief Strategy Officer who has primary responsibility for identifying and overseeing acquisitions, for fiscal year 2025.

In fiscal year 2024, the Company completed the following six acquisitions, as further described in our Annual Report on Form 10-K, which contributed an aggregate of $20.77 million of acquired adjusted EBITDA.

Acquired Business	Date of Acquisition	Segment	Location
Epic Environmental Pty Ltd	January 31, 2024	Remediation and Reuse	Brisbane, Australia
Two Dot Consulting LLC	February 29, 2024	Remediation and Reuse	Denver, Colorado
Engineering & Technical Associates, Inc.	April 1, 2024	Assessment, Permitting and Response	Walbridge, Ohio
Paragon Soil and Environmental Consulting Inc.	May 31, 2024	Remediation and Reuse	Edmonton, Canada
Spirit Environmental, LLC	July 1, 2024	Assessment, Permitting and Response	Houston, Texas
Origins Laboratory Inc.	September 3, 2024	Measurement and Analysis	Denver, Colorado

The table below shows each NEO’s 2024 Acquisition Based Bonus eligibility as a percentage of acquired adjusted EBITDA and the amounts earned by each NEO in 2024. Such Acquisition Based Bonus amounts were paid in cash to the NEOs in 2025 and, except as noted in footnote 5 to the Summary Compensation Table below, are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Minimum Acquisition Based Bonus for each NEO for fiscal year 2024 was $0, and the fiscal year 2023 Acquisition Based Bonus calculation was capped at a maximum of $25.0 million of Acquired EBITDA.

Name	Percentage of Acquired EBITDA	Actual ($)

Vijay Manthripragada	4%	830,607
Allan Dicks	1.50%	311,478
Nasym Afsari	1.35%	280,330
Joshua W. LeMaire	1.50%	311,478
Jose M. Revuelta	2.00%	415,304

Equity-Based Incentive Compensation

As described in our 2022 Proxy Statement, our CEO, other NEOs and certain other executive officers were awarded long term equity incentives in 2021 with five-year vesting schedules in order to incentivize these individuals to continue creating long-term stockholder value, providing strong leadership for the Company, and working as one team. As a result, no additional equity grants were made to our NEOs in fiscal year 2024. The RSUs and Performance RSUs issued to our NEOs remain outstanding and unvested and continue to serve as a retention and alignment tool for our NEOs. However, based on stockholder feedback, effective December 31, 2024, the SARs granted to our NEOs in 2021 were forfeited and no cash or additional equity consideration was granted.

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Compensation Discussion and Analysis

The performance criteria for our CEO performance RSU awards granted in 2021 were met during fiscal year 2024, which were based on achieving EBITDA goals for the Company. A fulsome description of these awards can be found in the Company’s 2022 proxy statement. A summary of the performance criteria is shown below.

2021 SAR Grant Cancellation

As discussed in the “Stockholder Engagement and Responsiveness” section of this Proxy Statement, based on stockholder feedback, the Company and its NEOs entered into an agreement to forfeit the SARs granted to each NEO. No additional cash or equity consideration was provided in exchange for these forfeitures.

Based on feedback from our stockholders, the Board and our NEOs made the determination to cancel the SARs in order to (a) reduce the total aggregate compensation opportunity of our NEOs over the five-year period of the 2021 outperformance grants, (b) reduce the stock compensation expense amounts reflected on our financial statements, and (c) reduce the potential dilutive impact of vesting of any SARs on our shares.

2021 Performance RSU Vesting Criteria (CEO Only)

In order for this award to vest, the Company must achieve $90 million adjusted EBITDA for any trailing 12-month period from and after December 31, 2022, and the earned portion, if any, will vest on the fourth and/or fifth anniversaries of the date of grant. As of December 31, 2024, the performance criteria for the Performance RSUs was achieved.

Future Long Term Incentive Programs – Taking into Consideration Stockholder Feedback

As we approach the end of the five-year performance period of the long-term equity incentives granted to our NEOs in 2021, our Compensation Committee will consider various approaches to the retention and motivation of our management team based on feedback from Exequity, our independent compensation advisor, peer group data, and our stockholders, in developing new long term equity incentive plans for our NEOs. As set forth in the “Stockholder Engagement and Responsiveness” section of this CD&A, for future long term incentive programs beginning in fiscal year 2027:

-
The Company will pursue a strategy of annual long-term incentive awards beginning in 2027, with no frontloading of grants;
-
The quantum of annual awards will be informed by market benchmarking of an appropriate peer set of companies;
-
At least 50% of the long-term incentive awards to our NEOs will be performance-based;
-
Performance aspect of award will provide upside for achievement above plan and will result in forfeiture of awards if threshold levels of performance are not achieved; and
-
Award vehicles and performance metrics will be determined prior to grant based on an evaluation of relevant facts and circumstances at that time.

The Company will continue engage stockholders for their input on compensation programs to ensure that stockholder feedback is taken into consideration by the Compensation Committee and Board in the development of future incentive programs for our NEOs.

Severance Policy

The Company adopted and maintains the Montrose Environmental Group, Inc. Executive Severance Policy (the “Severance Policy”), effective as of January 1, 2020, which is further described below.

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Compensation Discussion and Analysis

Consistent with the Company’s compensation philosophy, the Compensation Committee believes the interests of stockholders are best served if the interests of our executive officers are aligned with those of our stockholders. To this end, the Company provides change-in-control severance benefits to our executive officers under the Company’s Executive Severance Plan to reduce any reluctance of our executive officers to pursue or support potential change-in-control transactions that would be beneficial to our stockholders. The Company adopted the plan with the purpose of promoting the continued employment and dedication of our executive officers without distraction in the face of a potential change-in-control transaction. The Severance Policy also provides severance benefits in the event of certain qualifying terminations following a change-in-control. The Compensation Committee believes the Executive Severance Plan provides important protection to the Company’s executive officers, is consistent with the practices of peer companies and is appropriate for the attraction and retention of executive talent. The Company’s Severance Policy is described in further detail below.

Retirement Plans

We maintain the Montrose Environmental Group 401(k) Savings Plan, a tax qualified 401(k) defined contribution plan (the “401(k) plan”), for the benefit of our employees. Under the 401(k) plan, employees (including the current NEOs) are permitted to elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to the 401(k) plan. We are also permitted to make contributions up to the legally prescribed limits on behalf of all eligible employees to the 401(k) plan. We have historically made a matching contribution of 100% of each participant’s salary deferral up to 3% of his or her compensation and 50% of each participant’s salary deferral for the next 1% of his or her compensation.

The amount of any such matching contribution made on behalf of a NEO is reflected in the “All Other Compensation” column of the Summary Compensation Table below.

Other Benefits

Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans. We do not provide any other perquisites to our NEOs.

Stock Ownership Guidelines

Our Board believes that, in order to more closely align the interests of our NEOs and other designated officers with the long-term interests of the Company’s stockholders, all NEOs and other designated officers should maintain a minimum level of equity interests in the Company’s common stock. Such stock ownership guidelines are based on the value of common stock owned as a multiple of base salary. The guidelines will be reviewed annually and revised as appropriate to keep pace with competitive and good governance practices. The multiples are set based upon each officer’s position, as set forth below:

Position	Stock Ownership Multiple
Chief Executive Officer	6x Base Salary
Other Executive Officers Directly Reporting to CEO	3x Base Salary
Other Designated Executives	1x Base Salary

As of January 31, 2024, all of our Named Executive Officers exceeded or were on track to meet this requirement.

The determination of stock ownership includes the following:

•
Shares owned directly (including through open market purchases);

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Compensation Discussion and Analysis

•
Shares owned jointly with or separately by the individual’s spouse;
•
Shares held in trust for the benefit of the individual, the individual’s spouse, and / or the individual’s children; and
•
Unvested time-based restricted stock awards or restricted stock units.

The value of vested unexercised stock options, unearned performance-based RSUs are not included in the determination of stock ownership.

Clawback Policy (Compensation Recoupment)

In order to further align executive compensation with the interests of our stockholders and to support good governance practices, in 2023 we adopted a robust clawback policy consistent with the requirements of the final Exchange Act Rule 10D-1 and NYSE listing standards. This policy applies to our NEOs and other executives and is applicable to all compensation granted, earned, or vested, based in whole or in part on the Company’s attainment of a financial reporting measure. The policy has a three-year lookback period and allows recoupment of an award in the case of an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws (including any such correction that is material to the previously-issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period).

Anti-Hedging Policy

The Company has adopted an insider trading policy which, among other things, prohibits our directors, officers, employees and consultants from engaging in the following types of transactions in Company securities: short-term trading; short sales; transactions involving options or derivatives; and hedging transactions.

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2025 ANNUAL PROXY STATEMENT

Executive Compensation Tables

Executive Compensation Tables

Summary Compensation Table

The table below summarizes information concerning the compensation awarded to, earned by or paid to our NEOs in respect of the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)

Vijay Manthripragada	2024	950,000	-	-	-	1,261,167	13,800	2,224,967
President and Chief	2023	775,000	-	-	-	1,133,457	13,200	1,921,657
Executive Officer	2022	775,000	-	-	1,062,764	121,200	12,200	1,971,164
Allan Dicks	2024	525,000	-	-	-	441,958	13,800	980,758
Chief Financial	2023	450,000	-	-	-	463,383	13,200	926,583
Officer	2022	450,000	-	-	531,382	48,480	12,200	1,042,062
Nasym Afsari	2024	525,000			-	406,980	13,800	945,780
General Counsel	2023	450,000	-	-	-	418,383	13,200	881,583
and Secretary	2022	450,000	-	-	531,382	48,480	12,200	1,042,062
Joshua W. LeMaire	2024	525,000	-	-	-	441,958	13,800	980,758
Chief Operating	2023	475,000	-	-	-	581,691	13,200	1,069,891
Officer	2022	475,000	35,000(5)	-	531,382	24,240	11,733	1,042,355
Jose M. Revuelta	2024	525,000	-	-	-	499,734	13,800	1,038,534
Chief Strategy	2023	475,000	-	-	-	331,765	13,200	819,965
Officer	2022	475,000	-	-	531,832	96,960	12,200	1,115,992

(1)
The amount in this column reflects the amount of salary earned during the applicable calendar year. See CD&A for more details regarding NEOs’ salaries.
(2)
These columns reflect the aggregate grant-date fair value of time-and performance-based restricted stock units, stock options and stock appreciation rights granted during the applicable year as measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718. These amounts do not correspond to the actual value that may be recognized by the NEOs upon vesting or exercise of the applicable awards. See Note 17 to our audited consolidated financial statements contained in our annual report on Form 10-K for the fiscal year ended December 31, 2024.
(3)
We maintain a non-equity incentive plan for executives, as described in more detail in the CD&A. The amounts reported represent the 2022, 2023 and 2024 Acquisition Based Bonus described therein earned for the years ended December 31, 2022, December 31, 2023 and December 31, 2024, for which payment was made in January 2023, December 2024 and January 2025, respectively, and for amounts earned under the NEO’s 2023 and 2024 Organic Growth Cash Bonus, which were paid in the first quarter of the respective subsequent years.
(4)
The amount reported represents the Company’s match of contributions to the 401(k) plan, as described in the CD&A.
(5)
Represents a discretionary amount awarded to Mr. LeMaire under the Acquisition Based Bonus program as described in more detail in the 2023 CD&A.

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Executive Compensation Tables

Grants of Plan Based Awards in Fiscal Year 2024

The following table sets forth awards granted to our NEOs in fiscal year 2024. See CD&A for more details about these awards.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS

Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)

	Organic Growth	N/A	84,728	592,500	1,185,000
Vijay Manthripragada	(Cash)
	Acquisition Based	N/A	-	830,607	-
	(Cash)(1)
	Organic Growth	N/A	25,740	180,000	360,000
Allan Dicks	(Cash)
	Acquisition Based	N/A	-	311,478	-
	(Cash)(1)
	Organic Growth	N/A	24,668	172,500	345,000
Nasym Afsari	(Cash)
	Acquisition Based	N/A		280,330
	(Cash)(1)
	Organic Growth	N/A	25,740	180,000	360,000
Joshua W. LeMaire	(Cash)
	Acquisition Based	N/A	-	311,478	-
	(Cash)(1)
	Organic Growth	N/A	16,803	117,500	235,000
Jose M. Revuelta	(Cash)
	Acquisition Based	N/A	-	415,304	-
	(Cash)(1)

(1)
Amounts listed reflect actual amounts earned by our NEOs in fiscal year 2024 under the Acquisition Based Bonus program, and which were paid in fiscal year 2024. The Acquisition Based Bonus program for fiscal year 2024 did not have a target.

Existing Agreements with Named Executive Officers

Vijay Manthripragada:

We entered into a SAR Cancellation Agreement with Mr. Manthripragada, effective December 31, 2024, in which Mr. Manthripragada and the Company agreed to cancel the 900,000 SARs granted to Mr. Manthripragada on December 16, 2021.

Allan Dicks:

We entered into a SAR Cancellation Agreement with Mr. Dicks, effective December 31, 2024, in which Mr. Dicks and the Company agreed to cancel the 330,000 SARs granted to Mr. Dicks on December 16, 2021.

Nasym Afsari:

We entered into a SAR Cancellation Agreement with Ms. Afsari, effective December 31, 2024, in which Ms. Afsari and the Company agreed to cancel the 330,000 SARs granted to Ms. Afsari on December 16, 2021.

Joshua W. LeMaire:

We entered into a SAR Cancellation Agreement with Mr. LeMaire, effective December 31, 2024, in which Mr. LeMaire and the Company agreed to cancel the 330,000 SARs granted to Mr. LeMaire on December 16, 2021.

Jose M. Revuelta:

We entered into a SAR Cancellation Agreement with Mr. Revuelta, effective December 31, 2024, in which Mr. Revuelta and the Company agreed to cancel the 330,000 SARs granted to Mr. Revuelta on December 16, 2021.

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Executive Compensation Tables

Outstanding Equity Awards at 2024 Fiscal Year End

The following table provides information on stock options, restricted stock units and stock appreciation rights granted to the NEOs that were outstanding as of December 31, 2024:

	Option Awards					Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned SARs (#)	Option Exercise Price ($)	Option Expiration Date	Number of RSUs that have Not Vested (#)	Market Value of RSUs that Have Not Vested ($)	Number of Performance RSUs that Have Not Vested (#)	Market Value of Performance RSUs that Have Not Vested ($) (1)

	6/23/2016	209,125	-	-	6.03	6/23/2026	-	-	-	-
	1/10/2019(2)	34,100	-	-	24	1/10/2029	-	-	-	-
Vijay	1/1/2020(2)	37,783	-	-	31.6	1/1/2030	-	-	-	-
Manthripragada	7/22/2020(3)	143,041	-	-	15	7/22/2030	-	-	-	-
President and	1/1/2021(2)	36,295		-	30.96	1/1/2031	-	-	-	-
Chief Executive	3/18/2021(4)	21,125	-	-	47.72	3/18/2031	-	-	-	-
Officer	12/16/2021	-	-	-	-	-	316,209(5)	5,865,677	-	-
	12/16/2021	-	-	-	-	-	-	-	316,209(6)	5,865,677
	2/28/2022(4)	71,006	-	-	44.11	2/28/2032	-	-	-	-
	12/13/2016	62,500	-	-	9.76	12/13/2026	-	-	-	-
	1/10/2019(2)	12,128	-	-	24	1/10/2029	-	-	-	-
	1/1/2020(2)	18,892	-	-	31.6	1/1/2030	-	-	-	-
Allan Dicks	7/22/2020(3)	71,521	-	-	15	7/22/2030	-	-	-	-
Chief	1/1/2021(2)	18,148	-	-	30.96	1/1/2031	-	-	-	-
Financial Officer	3/18/2021(4)	10,563	-	-	47.72	3/18/2031	-	-	-	-
	12/16/2021	-	-	-	-	-	225,864(5)	4,189,777	-	-
	2/28/2022(4)	35,503	-	-	44.11	2/28/2032	-	-	-	-
	6/23/2016	43,348	-	-	6.03	6/23/2026	-	-	-	-
	1/10/2019(2)	20,460	-	-	24	1/10/2029	-	-	-	-
	1/1/2020(2)	18,892	-	-	31.6	1/1/2030	-	-	-	-
Nasym Afsari	7/22/2020(3)	71,521		-	15	7/22/2030	-	-	-	-
General Counsel	1/1/2021(2)	18,148		-	30.96	1/1/2031	-	-	-	-
and Secretary	3/18/2021(4)	10,563	-	-	47.72	3/18/2031	-	-	-	-
	12/16/2021	-	-	-			225,864(5)	4,189,777
	2/28/2022(4)	35,503	-	-	44.11	2/28/2032
	6/23/2016	154,709	-	-	6.03	6/23/2026	-	-	-	-
	1/10/2019(2)	6,820	-	-	24	1/10/2029	-	-	-	-
Joshua	1/1/2020(2)	12,595	-	-	31.6	1/1/2030	-	-	-	-
W. LeMaire	7/22/2020(3)	71,521		-	15	7/22/2030	-	-	-	-
Chief Operating	1/1/2021(2)	18,148	-	-	30.96	1/1/2031	-	-	-	-
Officer	3/18/2021(4)	10,563	-	-	47.72	3/18/2031	-	-	-	-
	12/16/2021	-	-	-			234,898(5)	4,357,358
	2/28/2022(4)	35,503	-	-	44.11	2/28/2032	-	-	-	-
	6/23/2016	137,875	-	-	6.03	6/23/2026	-	-	-	-
	1/10/2019(2)	20,460	-	-	24	1/10/2029	-	-	-	-
Jose M.	1/1/2020(2)	18,892	-	-	31.6	1/1/2030	-	-	-	-
Revuelta	7/22/2020(3)	71,521		-	15	7/22/2030	-	-	-	-
Chief Strategy	1/1/2021(2)	18,148		-	30.96	1/1/2031	-	-	-	-
Officer	3/18/2021(4)	10,563	-	-	47.72	3/18/2031	-	-	-	-
	12/16/2021	-	-	-	-	-	234,898(5)	4,357,358
	2/28/2022(4)	35,503	-	-	44.11	2/28/2032	-	-	-	-

(1)
The SARs previously granted to our NEOs were cancelled effective December 31, 2024.
(2)
Calculated by multiplying the number of restricted stock units by $18.55, the closing price of our common stock on December 31, 2024.

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Executive Compensation Tables

(3)
50% of the RSUs vest on each of December 16, 2025 and December 16, 2026, which represent the fourth and fifth anniversaries of the date of grant, subject to the NEO’s continued service through each such date.
(4)
Mr. Manthripragada’s Performance RSUs were subject to performance criteria and, as of December 31, 2024, the performance criteria have been satisfied such that 50% of the Performance RSUs vest on each of the fourth and fifth anniversaries of the date of grant, subject to Mr. Manthripragada’s continued service through each such date.

Option Exercises and Stock Vested in Fiscal Year 2024

The following table summarizes the number of options exercised and the value realized upon such exercise for each of the NEOs during fiscal year 2024.

	Option Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)

Allan Dicks	8,332	165,140
Jose M. Revuelta	20,000	548,900
Jose M. Revuelta	30,000	828,000

(1)
Amounts listed reflect the aggregate amount realized by the NEO based on the difference between the market value of the shares acquired pursuant to the options at exercise and the exercise price.

Our NEOs did not vest in any stock awards during fiscal year 2024.

Potential Payments Upon Termination or Change In Control

The Company maintains certain arrangements and plans under which the NEOs are eligible to receive cash severance, equity vesting and other benefits upon termination of employment with the Company, or upon a change in control. These arrangements are part of our overall compensation program, and are tailored to our goal of attracting, motivating, and retaining our executives. These carefully structured change in control and severance benefits allow our NEOs to focus their attention on the Company’s business and on any proposed corporate transaction without undue concern for the impact of the transaction on their own employment or financial situations.

Severance Policy

The Company adopted and maintains the Montrose Environmental Group, Inc. Executive Severance Policy (the “Severance Policy”), effective as of January 1, 2020. Under the Severance Policy, in the event any NEO is terminated other than for Cause, death or Disability or resigns for Good Reason (each as defined in the Severance Policy) and subject to the execution and delivery of a general release of claims against the Company and NEO’s continuing compliance with certain confidentiality and other obligations to the Company, the NEO is eligible for base salary continuation for a period of 12 months in an amount equal to two times base salary in the case of the Chief Executive Officer or one times base salary for all other NEOs, payable over a period of 12 months; provided, however, that if the involuntary termination occurs within two years following a Change in Control (as defined in the Severance Policy):

1.
Payment of the base salary continuation shall be made in lump sum 30 days after the Termination Date (as defined in the Severance Policy); and
2.
All outstanding and unvested equity incentive awards previously granted to the NEO shall immediately vest in full, with performance-based awards vesting based on the assumption that the target level of performance has been achieved, subject to any more specific terms set forth in an equity grant award agreement (as described below).

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Executive Compensation Tables

This Severance Policy supersedes the change in control payments and benefits set forth in all existing agreements with NEOs summarized above in the section captioned “Existing Agreements with Named Executive Officers.”

Voluntary Termination other than for Good Reason or Termination for Cause

The NEO would receive no payments or other benefits upon a voluntary termination of employment that did not meet the requirements of a Good Reason termination or following a termination for Cause, in either case as those terms are defined in the Severance Policy. Unvested RSUs, Performance RSUs, SARs and options would not vest and would be forfeited.

Death, Disability, Termination Not for Cause or Resignation for Good Reason Not in Connection with a Change in Control

The NEO would be eligible for continuation of base salary in an amount as described above under the Severance Policy if the NEO’s employment was terminated for a reason other than for Cause, if the NEO resigned for Good Reason, or as a result of the NEO’s death or disability. Unvested RSUs, Performance RSUs, SARs and options would not vest and would be forfeited.

Change in Control

The NEOs’ outstanding RSUs and options will vest in full upon the change in control if the NEO remains employed until a Change in Control occurred. Similarly, if the Performance RSUs performance criteria was met before or in connection with a Change in Control, the Performance RSUs would vest if the NEO remains employed until the Change in Control date. The phrase “Change in Control” is defined to generally include:

•
The acquisition of beneficial ownership of 50% or more of the combined voting power of the then outstanding shares of the Company;
•
The directors constituting the Company’s Board of Directors on October 25, 2017, cease to constitute a majority of the Board together with new members appointed by a majority of directors then serving as directors;
•
The merger or consolidation of the Company with another corporation, which results in the Company’s stockholders holding less than 50% of the combined voting securities of the surviving company; or
•
The complete liquidation or dissolution of the Company, or a sale or disposition of all or substantially all of the Company’s assets (with certain exceptions).

Termination After Change in Control

The NEO would be eligible for a lump sum cash payment in an amount as described above under the Severance Policy if the NEO was terminated from employment other than for Cause or if NEO resigned for Good Reason within two years following a Change in Control. Unvested RSUs, Performance RSUs and options would vest, with performance-based equity vesting at the target level of achievement, subject to any more specific terms set forth in an equity grant award agreement.

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Executive Compensation Tables

The following table sets forth information with respect to the value of payments or vesting acceleration, as applicable, such NEO would be entitled to receive assuming that there occurs as of December 31, 2024: (1) the NEO’s death, disability, Termination not for Cause or Good Reason Termination; and (2) a Change in Control:

Executive Severance Policy upon Termination or Change in Control	Not for Cause or Good Reason ($)	Death or Disability ($)	Change in Control ($)	Change in Control Termination ($)

VIJAY MANTHRIPRAGADA
Cash Severance	1,900,000(1)	1,900,000(1)	0	1,900,000(1)
Stock Options(2)	0	0	0	0
Restricted Stock Units	0	0	5,865,677(2)	5,865,677(2)
Performance Restricted Stock Units	0	0	5,865,677(3)	5,865,677(3)
TOTAL	1,900,000	1,900,000	11,731,354	13,631,354
ALLAN DICKS
Cash Severance	525,000(1)	525,000(1)	0	525,000(1)
Stock Options(2)	0	0	0	0
Restricted Stock Units	0	0	4,189,777(2)	4,189,777(2)
TOTAL	525,000	525,000	4,189,777	4,714,777
NASYM AFSARI
Cash Severance	525,000(1)	525,000(1)	0	525,000(1)
Stock Options(2)	0	0	0	0
Restricted Stock Units	0	0	4,189,777(2)	4,189,777(2)
TOTAL	525,000	525,000	4,189,777	4,714,777
JOSHUA W. LEMAIRE
Cash Severance	525,000(1)	525,000(1)	0	525,000(1)
Stock Options(2)	0	0	0	0
Restricted Stock Units	0	0	4,357,358(2)	4,357,358(2)
TOTAL	525,000	525,000	4,357,358	4,882,358
JOSE M. REVUELTA
Cash Severance	525,000(1)	525,000(1)	0	525,000(1)
Stock Options(2)	0	0	0	0
Restricted Stock Units	0	0	4,357,358(2)	4,357,358(2)
TOTAL	525,000	525,000	4,357,358	4,882,358

(1)
The amount shown is equal to one times (two times for Mr. Manthripragada) the base salary at time of termination.
(2)
All unvested restricted stock units will vest upon a Change in Control. The amount shown is the market value of all unvested restricted stock units based on the stock price of $18.55 on December 31, 2024.
(3)
The adjusted EBITDA performance hurdle for the Performance Restricted Stock Unit grant has been achieved as of December 31, 2024. As such, all such unvested Performance Based Restricted Stock Units will vest upon a Change in Control. The amount shown is the market value of all unvested Performance Restricted Stock Units based on the stock price of $18.55 on December 31, 2024.

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Executive Compensation Tables

CEO Pay Ratio

For fiscal year 2024, the annual total compensation for the median employee of the Company (other than our CEO) was $75,153 and the annual total compensation of our CEO was $2,224,967. Based on this information, for fiscal year 2024 the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was 29.6 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

We identified our median employee from among our employees as of December 31, 2024, the last day of our fiscal year. To identify our median employee, we used a “total direct compensation” measure consisting of:

1.
Fiscal year 2024 annual base pay (salary or gross wages for hourly employees, including paid leave), which we annualized for any permanent employees who commenced work during the year;
2.
Bonuses and cash incentives payable for fiscal year 2024 (excluding allowances and relocation payments);
3.
The Company’s match of contributions to a 401(k) plan; and
4.
The grant date fair value of equity granted in fiscal year 2024 measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718.

Compensation amounts were determined from our human resources and payroll systems of record. We included non-US employees and converted their total direct compensation to USD based on the foreign exchange rate in effect on the last business day of fiscal year 2024 (December 31, 2024). We excluded from the calculation approximately 270 employees who joined our business through the acquisitions of Epic Environmental Pty Ltd, Two Dot Consulting, LLC, Engineering & Technical Associates, Inc., Paragon Soil and Environmental Consulting Inc., Spirit Environmental, LLC and Origins Laboratory Inc. The median-paid employee is selected by ranking the annual total direct compensation from lowest to highest of all employees (excluding the CEO).

The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

66

2025 ANNUAL PROXY STATEMENT

Executive Compensation Tables

Pay vs. Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “compensation actually paid” for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.”

					Value of Initial Fixed $100 Investment Based on: (4)
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO ($) (1) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (1)	Average Compensation Actually Paid to Non-PEO NEOs ($) (1) (2) (3)	TSR ($)	Peer Group TSR ($)	Net Income ($ Millions)	Consolidated Adjusted EBITDA ($ Millions)

2024	2,224,967	(8,539,396)	986,458	(2,934,616)	84.32	194.41	(62.3)	95.8
2023	1,921,657	(35,584,393)	924,506	(13,013,980)	146.05	157.30	(30.9)	78.6
2022	1,971,164	(33,620,506)	1,069,255	(12,569,618)	201.77	121.81	(31.8)	66.2
2021	58,421,251	78,926,873	21,580,836	30,171,824	320.50	152.66	(25.3)	73.2
2020	4,731,136	7,308,709	2,301,038	3,509,808	140.73	115.89	(57.9)	54.5

(1)
Vijay Manthripragada was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020-2024
Allan Dicks
Nasym Afsari
Joshua W. LeMaire
Jose M. Revuelta

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Vijay Manthripragada ($)	Exclusion of Stock Awards and Option Awards for Vijay Manthripragada ($)	Inclusion of Equity Values for Vijay Manthripragada ($)	Compensation Actually Paid to Vijay Manthripragada

2024	2,224,967	—	(10,764,363)	(8,539,396)

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2024	986,458	—	(3,921,074)	(2,934,616)

67

2025 ANNUAL PROXY STATEMENT

Executive Compensation Tables

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year End Fair Value of Equity Awards Granted during Year that Remained Unvested as of Last Day of Year for Vijay Manthripragada ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards Granted in Prior Years for Vijay Manthripragada ($)	Vesting Date Fair Value of Equity Awards Granted during Year that Vested during Year for Vijay Manthripragada ($)	Change In Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Years that Vested during Year for Vijay Manthripragada ($)	Fair Value of Last Day of Prior Year of Equity Awards Forfeited during Year for Vijay Manthripragada ($)	Total Inclusion of Equity Values for Vijay Manthripragada ($)

2024	—	(8,588,236)	—	40,605	(2,216,732)	(10,764,363)

Year	Average year End Fair Value Awards Granted during Year that Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards Granted in Prior Years for Non-PEO NEOs ($)	Average Vesting Date Fair Value of Equity Awards Granted during Year that Vested during Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in Prior Years that Vested during Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited during Year for Non-PEO NEOs ($)	Total Average Inclusion of Equity Values for Non-PEO NEOs ($)

2024	—	(3,128,574)	—	20,302	(812,802)	(3,921,074)

(4)
The Peer Group TSR set forth in this table utilizes the MSCI USA ESG Leaders Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. The comparison assumes $100.00 was invested for the period starting July 23, 2020, through the end of the listed year in the Company and in the MSCI USA ESG Leaders Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined Consolidated Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024. Adjusted EBITDA is a non-GAAP measure that adds back non-recurring expenses. Consolidated Adjusted EBITDA, a non-GAAP measure, represents net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization, adjusted for the impact of certain other items, including stock-based compensation expense, acquisition-related costs and fair value-related changes, as set forth in greater detail in our quarterly and annual earnings releases furnished to the SEC as exhibits to Current Reports on Form 8-K.

68

2025 ANNUAL PROXY STATEMENT

Executive Compensation Tables

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company and Peer Group Total Stockholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR from July 23, 2020, the first trading day of our common stock on the NYSE, through the five most recently completed fiscal years to that of the MSCI USA ESG Leaders Index over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
100
80
60
40
20
0
-20
-40
-60
$350
$300
$250
$200
$150
$100
$50
$0
Company TSR
MSCI USA ESG Leaders Index TSR
(7/23/2020 Indexed to $100)
100.00
100.00
140.73
7.3
3.5
115.89
320.50
78.9
30.2
152.66
201.77
121.81
-33.6
-12.6
157.30
146.05
-35.6
-13.0
194.41
-8.5
-2.9
84.32
7/23/2020
2020
2021
2022
2023
2024
Fiscal Year
Vijay Manthripragada Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Montrose Environmental Group, Inc. TSR
MSCI USA ESG Leaders Index TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income (loss) during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
100
80
60
40
20
0
-20
-40
-60
$0
-$10
-$20
-$30
-$40
-$50
-$60
-$70
Net Income ($ Millions)
7.3
3.5
78.9
30.2
-33.6
-12.6
-35.6
-13.0
-8.5
-2.9
-57.9
-25.3
-31.8
-30.9
-62.3
2020
2021
2022
2023
2024
Fiscal Year
Vijay Manthripragada Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Montrose Environmental Group, Inc. Net Income

69

2025 ANNUAL PROXY STATEMENT

Executive Compensation Tables

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Consolidated Adjusted EBITDA

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our and our Consolidated Adjusted EBITDA during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Consolidated Adjusted EBITDA
Compensation Actually Paid ($ Millions)
Consolidated Adjusted EBITDA ($ Millions)
100
80
60
40
20
0
-20
-40
-60
$120
$100
$80
$60
$40
$20
$0
78.9
73.2
30.2
54.5
7.3
3.5
66.2
78.6
95.8
-12.6
-33.6
-13.0
-35.6
-2.9
-8.5
2020
2021
2022
2023
2024
Fiscal Year
Vijay Manthripragada Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Consolidated Adjusted EBITDA

Tabular List of Financial Performance Measures

As described in greater detail under “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders.

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2024 to Company performance. The measures in this table are not ranked.

Consolidated Adjusted EBITDA
Acquired Adjusted EBITDA

70

2025 ANNUAL PROXY STATEMENT

Proposal 3: Non-Binding, Advisory Vote to Approve
Named Executive Officer Compensation

Proposal 3: Non-Binding, Advisory Vote to Approve
Named Executive Officer Compensation

In accordance with the Dodd-Frank Act and Section 14A of the Exchange Act and as a matter of good corporate governance, we are asking our stockholders to approve, on a non-binding and advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure in this Proxy Statement. This proposal is commonly referred to as a “Say-on-Pay” vote.

We believe that the information described in detail under the heading “Compensation Discussion and Analysis,” and the executive compensation tables demonstrate that our executive compensation program is designed appropriately, emphasizes that pay is tied to Company and individual performance and is aligned with the interests of our stockholders. Please read the “Compensation Discussion and Analysis” section and review the executive compensation tables and accompanying narrative discussion for additional details about our executive compensation program, including information about the compensation of our named executive officers.

Our stockholders are being asked to approve, by advisory vote, the following resolution relating to the compensation of our named executive officers as reported in this Proxy Statement:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related narrative discussion contained in this Proxy Statement.”

Although this vote is not binding on our company, the Board of Directors values the opinions that stockholders express in their votes and in any dialogue with the Company. The results of this proposal will provide information to the Compensation Committee regarding investor views about our executive compensation philosophy, policies and practices which the Compensation Committee will review and consider when making future executive compensation decisions. In 2022, our stockholders supported the “1 Year” option in the non-binding, advisory vote on the frequency of future Say-on-Pay votes, and as a result, we expect that we will conduct our next Say-on-Pay vote at the 2026 annual meeting of stockholders.

Required Vote

The approval, on an advisory basis, of the compensation of the Company’s named executive officers as set forth in this Proxy Statement, will require the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

THE APPROVAL, ON A NON-BINDING AND ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

71

2025 ANNUAL PROXY STATEMENT

Proposal 4: Amendment of the Company’s Certificate of Incorporation
to Declassify our Board and Phase-In Annual Director Elections

Proposal 4: Amendment of the Company’s Certificate of Incorporation
to Declassify the Board and Phase-In Annual Director Elections

The Board of Directors has unanimously approved and declared advisable, and resolved to recommend to the Company’s stockholders that they approve and adopt an amendment to Section 5.2 of Article V of the Certificate of Incorporation to phase out the classification of the Board over a three-year period, such that directors are elected on an annual basis starting with the 2026 Annual Meeting of Stockholders, and to make certain non-substantive changes related thereto (the “Declassification Amendment”). If approved by the requisite stockholder vote at the Annual Meeting, declassifying the Board will allow the Company’s stockholders to vote on the election of the entire Board each year starting with the 2028 Annual Meeting of Stockholders, rather than on a three-year staggered basis as with the current classified board structure.

The following description is a summary only and is qualified in its entirety by reference to the complete text of Appendix A to this Proxy Statement, which sets forth the complete text of the proposed amendments to declassify the Board, marked to show the specific changes (additions to the Certificate of Incorporation are indicated by underlining and deletions to the Certificate of Incorporation are indicated by strikeouts).

Background of the Declassification Amendment

Under Section 5.2 of Article V of the Certificate of Incorporation, the Board is currently divided into three classes as nearly equal in number as is reasonably possible. Each year the stockholders of the Company are asked to elect the directors comprising one of the three classes for a three-year term. The term of the current Class II directors is set to expire at the Annual Meeting, and assuming the Class II nominees are elected at this Annual Meeting, at the 2028 Annual Meeting. The term of the current Class I directors is set to expire at the 2027 Annual Meeting and the term of the current Class III directors is set to expire at the 2026 Annual Meeting.

Rationale for the Proposal

Our Board regularly reviews the implementation of our appropriate corporate governance measures, including our classified board structure. At the time of our initial public offering in 2020, our Board of Directors determined that these measures, including our classified board structure, were in the Company’s and its stockholders’ best interests. Specific to the Declassification Amendment, our Board considered the advantages of maintaining a classified board structure against the advantages of declassifying our Board. The advantages of our current classified board structure include promoting Board continuity and encouraging long-term perspectives by management and our directors, as well as protection against certain hostile takeover tactics, including by making it more difficult for one or more stockholders holding a large number of shares to replace the entire Board of Directors at once. Our Board understands, based on stockholder feedback, that many investors believe that annually elected boards increase accountability of directors to a company’s stockholders. The Board also recognizes that stockholders of public companies generally support shifting from classified boards to the annual election of directors. A declassified board will enable the Company’s stockholders to express a view on each director’s performance by means of an annual vote and will support the Company’s ongoing efforts to implement and maintain “best practices” in corporate governance, consistent with the Board’s commitment to good governance, as described in this Proxy Statement. Because our Board of Directors is classified, currently directors can be removed only for cause, whereas, under Delaware law, directors elected to a Board that is not classified can be removed with or without cause.

After carefully reviewing these considerations together with significant feedback from our stockholders, the Nominating and Corporate Governance Committee determined and recommended to the Board of Directors, and the Board of Directors thereby determined, that it is in the best interest of the Company and its stockholders to declassify the Board.

72

2025 ANNUAL PROXY STATEMENT

Proposal 4: Amendment of the Company’s Certificate of Incorporation
to Declassify our Board and Phase-In Annual Director Elections

The Board of Directors concluded that the Declassification Amendment will both enhance our corporate governance practices and be an effective way to maintain and enhance director accountability to our stockholders.

Accordingly, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has unanimously adopted resolutions setting forth the Declassification Amendment, declared that it is advisable and in the best interests of the Company and its stockholders to adopt the Declassification Amendment, approved and adopted the Declassification Amendment, resolved to submit the Declassification Amendment to our stockholders for approval and recommended that our stockholders adopt the Declassification Amendment.

Effect of the Proposal

If this proposal is approved by the Company’s stockholders and implemented by the Company, it would provide for the annual election of all directors beginning at the 2028 Annual Meeting of Stockholders, and the declassification of our Board would be phased in over a period of three years as follows:

1.
The current Class II directors will be elected at the 2025 Annual Meeting of Stockholders to serve for a term of three years expiring at the 2028 Annual Meeting of Stockholders;
2.
Class III directors will be elected at the 2026 Annual Meeting of Stockholders for a term of one year expiring at the 2027 Annual Meeting of Stockholders;
3.
Class I directors and Class III directors will be elected at the 2027 Annual Meeting of Stockholders for a term of one year expiring at the 2028 Annual Meeting of Stockholders; and
4.
Class I, II and III directors will be elected at the 2028 Annual Meeting of Stockholders to serve for a term of one year expiring at the 2029 Annual Meeting of Stockholders.

The Declassification Amendment would not shorten the existing terms of our directors. Accordingly, a director who has been elected to a three-year term (including directors to be elected at the Annual Meeting) will complete that term. Beginning with the 2028 Annual Meeting of Stockholders, the declassification of our Board of Directors would be complete, and all directors would be subject to annual election for one-year terms.

Consistent with Delaware law, the Declassification Amendment also provides that any director may be removed by the affirmative vote of the holders of at least a majority of the voting power of the stock outstanding and entitled to vote thereon (i) until the election of directors at the 2028 Annual Meeting of Stockholders, only for cause and (ii) from and after the election of directors at the 2028 Annual Meeting of Stockholders, with or without cause. The Declassification Amendment also provides that while the declassification of our Board of Directors is being phased in (i.e., until the 2028 Annual Meeting of Stockholders), the number of directors in each class shall be apportioned in the manner determined by the Board of Directors and that any director elected to a newly created seat on the Board of Directors or to a vacancy on the Board of Directors will serve for the same term as the remainder of the class to which the director is elected.

If our stockholders approve this proposal, it will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation setting forth the Declassification Amendment with the Delaware Secretary of State, which we anticipate doing as soon as reasonably practicable following stockholder approval of the Declassification Amendment. The Board reserves the right to elect to abandon the Declassification Amendment to our Certificate of Incorporation if it determines, in its sole discretion, that the Declassification Amendment is no longer in the best interests of the Company and its stockholders. If the Board were to exercise such discretion, we will publicly disclose that fact, and the Company’s Board will remain classified.

If our stockholders do not approve this proposal, our Board of Directors will remain classified.

73

2025 ANNUAL PROXY STATEMENT

Proposal 4: Amendment of the Company’s Certificate of Incorporation
to Declassify our Board and Phase-In Annual Director Elections

Required Vote

The approval of the Declassification Amendment will require the affirmative vote of at least a majority of the voting power of the shares of our common stock outstanding and entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR

THE APPROVAL AND ADOPTION OF THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD AND PHASE-IN ANNUAL DIRECTOR ELECTIONS.

74

2025 ANNUAL PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management

The following table indicates beneficial ownership of the Company’s common stock as of the Record Date by (1) stockholders known by the Company to beneficially own more than 5% of the Company’s common stock; (2) each of our directors and Named Executive Officers; and (3) all of our directors and executive officers as a group.

A total of [_______] shares of the Company’s common stock were issued and outstanding as of the Record Date.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or where indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder. Shares of common stock subject to options, RSUs and other convertible securities that are exercisable or have vested, as applicable, or will be exercisable or will vest, as applicable, within 60 days of the Record Date are considered outstanding and beneficially owned by the person holding the options, RSUs or other convertible securities for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each of the individuals listed below is Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118.

75

2025 ANNUAL PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Total Outstanding Common Stock

5% STOCKHOLDERS
Blackrock, Inc.(1)	2,509,351	[__]%
UBS Group AG(2)	2,491,944	[__]%
Baron Capital Group, Inc.(3)	2,292,630	[__]%
Managed Account Advisors, LLC(4)	1,792,880	[__]%
The Vanguard Group(5)	1,534,694	[__]%
NAMED EXECUTIVE OFFICERS AND DIRECTORS
Vijay Manthripragada(6)	565,403	[__]%
Allan Dicks(7)	275,847	*
Nasym Afsari(8)	258,462	*
Joshua W. LeMaire(9)	312,059	*
Jose M. Revuelta(10)	393,562	[__]%
Vincent P. Colman	-	*
J. Miguel Fernandez de Castro	158,462	*
Peter M. Graham	222,259	*
Robin L. Newmark	25,559	*
Richard E. Perlman	688,647	[__]%
J. Thomas Presby(11)	68,184	*
James K. Price	1,070,836	[__]%
Janet Risi Field	23,858	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (13 PERSONS)(12)	4,053,138	[__]%

* Less than 1%.

(1)
The information regarding the beneficial ownership of Blackrock, Inc. is based on the Schedule 13G/A filed with the SEC by Blackrock, Inc. on January 25, 2024 reporting ownership as of December 31, 2023. According to this Schedule 13G/A, Blackrock, Inc. has (i) sole power to vote 2,473,228 shares of common stock, (ii) shared power to vote 0 shares of common stock, (iii) sole power to dispose of 2,509,351 shares of common stock and (iv) shared power to dispose of 0 shares of common stock. The address for the reporting person is 50 Hudson Yards, New York, NY 10001.
(2)
The information regarding the beneficial ownership of UBS Group AG is based on the Schedule 13G/A filed with the SEC by UBS Group AG on February 13, 2024 reporting ownership as of December 31, 2023. According to this Schedule 13G/A, UBS Group AG has (i) sole power to vote 1,892,164 shares of common stock, (ii) shared power to vote 0 shares of common stock, (iii) sole power to dispose of 0 shares of common stock and (iv) shared power to dispose of 2,491,944 shares of common stock. The address for the reporting person is Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland.
(3)
The information regarding the beneficial ownership of Baron Capital Group, Inc. is based on the Schedule 13G filed with the SEC by Baron Capital Group, Inc. ("BCG"), BAMCO, Inc. ("BAMCO"), Baron Capital Management, Inc. ("BCM"), and Ronald Baron on February 14, 2025 reporting ownership as of December 31, 2024. According to this Schedule 13G: BCG and Ronald Baron have (i) sole power to vote 0 shares of common stock, (ii) shared power to vote 2,292,630 shares of common stock, (iii) sole power to dispose of 0 shares of common stock and (iv) shared power to dispose of 2,292,630 shares of common stock; BAMCO has (i) sole power to vote 0 shares of common stock, (ii) shared power to vote 2,147,614 shares of common stock, (iii) sole power to dispose of 0 shares of common stock and (iv) shared power to dispose of 2,147,614 shares of common stock; and BCM has (i) sole power to vote 0 shares of common stock, (ii) shared power to vote 145,016 shares of common stock, (iii) sole power to dispose of 0 shares of

76

2025 ANNUAL PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

common stock and (iv) shared power to dispose of 145,016 shares of common stock. The address for the reporting persons is 767 Fifth Avenue, 49th Floor, New York, NY 10153.
(4)
The information regarding the beneficial ownership of Managed Account Advisors, LLC is based on the Schedule 13G filed with the SEC by Managed Account Advisors, LLC on February 13, 2025 reporting ownership as of December 31, 2024. According to this Schedule 13G, Managed Account Advisors, LLC has (i) sole power to vote 0 shares of common stock, (ii) shared power to vote 0 shares of common stock, (iii) sole power to dispose of 985,863 shares of common stock and (iv) shared power to dispose of 807,017 shares of common stock. The address for the reporting person is 101 Hudson Street, 9th Floor, Jersey City, NJ, 07302
(5)
The information regarding the beneficial ownership of The Vanguard Group is based on the Schedule 13G filed with the SEC by The Vanguard Group on February 13, 2024 reporting ownership as of December 29, 2023. According to this Schedule 13G, The Vanguard Group has (i) sole power to vote 0 shares of common stock, (ii) shared power to vote 50,955 shares of common stock, (iii) sole power to dispose of 1,459,291 shares of common stock and (iv) shared power to dispose of 75,403 shares of common stock. The address for the reporting person is 100 Vanguard Blvd., Malvern, PA 19355.
(6)
Includes 552,475 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.
(7)
Includes 229,255 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.
(8)
Includes 218,435 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.
(9)
Includes 309,859 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.
(10)
Includes 312,962 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.
(11)
Includes 10,000 options to purchase shares of Company common stock that were exercisable as of the Record Date and 5,000 shares that are held indirectly through his spouse.
(12)
Includes 1,632,986 options to purchase shares of Company common stock that were exercisable as of the Record Date or that will be exercisable within 60 days of the Record Date.

77

2025 ANNUAL PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

Certain Relationships and Related Party Transactions

Our Audit Committee charter provides that our Audit Committee will review and approve transactions with our directors, officers and holders of more than 5% of our voting securities and their affiliates (each, a related party).

Related Person Transaction Policy

Pursuant to our Related Person Transaction Policy, a written policy adopted in connection with our initial public offering, subject to limited exceptions, related party transactions will not be approved unless the Board of Directors or the Audit Committee (in each case, composed of disinterested directors), as applicable, has approved of the transaction. Prior to approving any transaction with a related party, our Board of Directors or Audit Committee (in each case, composed of disinterested directors), as applicable, will consider the material facts as to the related party’s relationship with the Company or interest in the transaction.

Investor Rights Agreement

We are party to a Third Amended and Restated Investors’ Rights Agreement dated April 13, 2020, with Oaktree and the common stockholders party thereto, which include each of our executive officers and directors Perlman, Price, Fernandez de Castro, Presby and Graham (the “Investor Rights Agreement”).

The Investor Rights Agreement includes a right of first offer in favor of Oaktree with respect to its pro rata portion of any new securities issued by us, excluding any shares to be issued by us in certain specified circumstances. This right of first offer survives so long as any share of Series A-2 preferred stock, or shares of our common stock issued in exchange for shares of Series A-2 preferred stock, remain outstanding.

The terms of the Investor Rights Agreement include provisions for certain demand and piggyback registration rights in favor of Oaktree and certain other stockholders including Messrs. Perlman and Price. Oaktree, Messrs. Perlman and Price acting together, and holders who in the aggregate hold at least 25% of the then outstanding registrable securities (which includes all shares of common stock held by Oaktree, including shares to be issued upon redemption of our Series A-2 preferred stock) each have demand registration rights under the agreement. OCM Montrose II Holdings, L.P. (an Oaktree affiliate) is limited to three such demands, both of OCM Montrose Holdings, L.P. (an Oaktree affiliate) and Messrs. Perlman and Price acting together are limited to two such demands and any other initiating holder may not exercise any such demand once two demands have been previously effected. To date, one demand has been effected. Each demand must cover registrable securities with an aggregate value of at least $5.0 million.

Provided we are eligible to use Form S-3, Oaktree, Messrs. Perlman and Price acting together, and holders of at least 20% of the then outstanding registrable securities each have the right to demand that we file a registration statement on Form S-3. We are not, however, obligated to make more than two such Form S-3 registrations within a given 12-month period and such registration must cover securities with an aggregate value of at least $1.0 million. Oaktree, Messrs. Perlman and Price acting together, and the holders of registrable securities also have certain piggyback registration rights with respect to both Company-initiated registrations. On August 11, 2021 we filed a shelf registration statement on Form S-3 pursuant to an exercise of this demand right by Messrs. Perlman and Price which initially registered approximately 2.9 million shares of common stock.

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2025 ANNUAL PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

We are obligated to pay all Company expenses incurred in connection with registrations under the Investor Rights Agreement and the reasonable fees and expenses of one counsel for all participating holders. The holders will, however, bear their own selling expenses, including any underwriting discounts and commissions. The Investor Rights Agreement does not provide for the payment of any consideration by us to any holders of registrable securities if a registration statement is not declared effective or if the effectiveness is not maintained.

A holder of registrable securities may transfer its registration rights under the Investor Rights Agreement only:

1.
To a transferee or assignee who acquires at least 30% of such holder’s registrable securities as of April 13, 2020;
2.
To specified family members and affiliates; or
3.
With our written consent.

A holder’s registration rights will terminate on the date on which the holder and its affiliates have sold all of their registrable securities pursuant to Rule 144 or a registration under the Investor Rights Agreement.

Indemnification Agreements

Our Bylaws permit us to indemnify our executive officers and directors to the fullest extent permitted by law, subject to limited exceptions. We have entered into indemnification agreements with each of our executive officers and directors that provide, in general, that we will indemnify them to the fullest extent permitted by law in connection with their service to us or on our behalf.

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2025 ANNUAL PROXY STATEMENT

Q&A About Our Annual Meeting

Q&A About Our Annual Meeting

This Q&A is being provided for your convenience and includes essential information about the proxy materials and how to ensure your shares are voted at the Annual Meeting. Please read this entire Proxy Statement carefully for information about the proposals being presented.

What is the Purpose of the Annual Meeting?

At the Company’s Annual Meeting, stockholders will act upon the following matters outlined in the accompanying Notice of the Annual Meeting:

•
The election of our three Class II director nominees, J. Thomas Presby, James K. Price and Janet Risi Field;
•
The ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025;
•
The approval, on a non-binding and advisory basis, of the compensation of our named executive officers (“Say-on-Pay”); and
•
The approval of an amendment to the Company’s Certificate of Incorporation to declassify the Board and phase-in annual director elections.

Stockholders may also act upon such other business that may properly come before the Annual Meeting.

How Does the Board of Directors Recommend I Vote?

The Board recommends a vote:

•
FOR the election of each of our three Class II director nominees, J. Thomas Presby, James K. Price and Janet Risi Field;
•
FOR the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025;
•
FOR the approval, on a non-binding and advisory basis, of the compensation of our named executive officers; and
•
FOR the approval of an amendment to the Company’s Certificate of Incorporation declassify the Board and phase-in annual director elections.

Who is Entitled to Vote?

Only stockholders who owned shares of our common stock at the close of business on March 12, 2025 will be entitled to receive notice of and vote at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. There are no cumulative voting rights.

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a “holder of record.” If, on the Record Date, your shares were held in an account at a bank, broker, or other nominee, then you are the “beneficial owner” of shares held in “street name” and the Notice and your voting instruction form are being made available to you by that nominee.

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2025 ANNUAL PROXY STATEMENT

Q&A About Our Annual Meeting

How Do I Vote?

As a stockholder of record, you may vote your shares in any of the following ways:

•
By Telephone. Call the toll-free number shown on your Notice or proxy card (you may vote by telephone until 10:59 p.m. Central Time on May 5, 2025);
•
Via the Internet. Follow the instructions on your Notice or proxy card (you may vote via the internet until 10:59 p.m. Central Time on May 5, 2025);
•
By Mail. You should mark and sign your proxy card and send it in the enclosed prepaid, addressed envelope; or
•
At the Meeting. See “How Do I Attend the Annual Meeting” and “How Do I Vote at the Annual Meeting?”

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Please see your proxy card for more information on how to vote by proxy.

Beneficial owners who hold their shares in street name should follow the instructions on the voting instruction form provided to you with the Notice. If you are a beneficial owner of shares held in street name and do not provide the bank, broker or other nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “routine” matters. However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, it will be unable to vote your shares on that matter, and in some cases may elect not to vote on any of the proposals unless you provide voting instructions. In order to ensure that your shares are voted on all matters presented at the Annual Meeting, we encourage you to provide voting instructions in advance of the meeting, regardless of whether you intend to attend the Annual Meeting. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it is generally referred to as a “broker non-vote” for the matters on which the broker does not vote.

What Does it Mean if I Receive More than One Notice?

It means you have multiple accounts with the transfer agent and / or with a bank, broker or other nominee that each hold shares of Montrose common stock. Please provide voting instructions for all materials you receive.

What Constitutes a Quorum?

We need a quorum of stockholders in order to conduct business at the Annual Meeting. A quorum exists when the holders of record of a majority of the voting power of the stock outstanding and entitled to vote at the meeting are present in person or by proxy. As of the Record Date, a total of [________] shares of the Company’s common stock were issued and outstanding.

Shares that are voted “For” or “Against” proposals are treated as being present at the Annual Meeting for purposes of establishing a quorum and are deemed to be “votes cast” at the Annual Meeting with respect to the proposals. Abstentions and broker non-votes will also be counted for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What Are the Voting Requirements to Approve the Proposals?

•
Proposal 1: Election of Directors. Each director nominee will be elected by a plurality of the votes cast by the shares present in person or by proxy and entitled to vote. This means that the three individuals nominated for election as Class II directors who receive the most “FOR” votes will be elected. Abstentions and broker non-votes are not counted as votes cast for or against a director nominee and as such will have no impact on the outcome of Proposal 1: Election of Directors.

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Q&A About Our Annual Meeting

•
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. This proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote thereon for approval. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not affect the outcome of this proposal. This proposal is an advisory vote and as such, is not binding on the Company.
•
Proposal 3: Non-Binding, Advisory Approval of Named Executive Officer Compensation. This proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote thereon for approval. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not affect the outcome of this proposal. This proposal is an advisory vote and as such, is not binding on the Company.
•
Proposal 4: Approval of an Amendment to the Company’s Certificate of Incorporation to Declassify the Board and Phase-In Annual Director Elections. This proposal requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon for approval. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

What if I Return My Proxy Card or Voting Instruction Form or Vote By Internet or Telephone, But Do Not Specify How I Want to Vote on One or More Matters to Be Considered at the Annual Meeting?

If you mark your voting instructions on the proxy card or voting instruction form, or complete the online or telephone voting procedures, your shares will be voted as you instruct.

If you are a holder of record and return a signed proxy card or otherwise complete the online or telephone voting procedures, but do not provide voting instructions on one or more matters, your shares will be voted on the matter(s) for which no instructions were provided as follows, based on recommendations of the Board:

•
For the election of each of our three Class II director nominees, J. Thomas Presby, James K. Price and Janet Risi Field;
•
For the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025;
•
For the approval, on a non-binding and advisory basis, of the compensation of our named executive officers; and
•
For the approval of an amendment to the Company’s Certificate of Incorporation to declassify the Board and phase-in annual director elections.

If you are a beneficial owner and hold your shares in street name and do not return the voting instruction form or otherwise vote your shares, or do not properly provide your nominee with specific voting instructions on all matters to be considered at the Annual Meeting, the nominee may vote your shares on each matter at the Annual Meeting for which he or she has the requisite discretionary authority.

What if I Change My Mind After I Vote?

You may revoke your proxy and / or change your vote at any time before the polls close at the Annual Meeting (or such earlier time as stated in your Notice if you are a beneficial owner) by delivering or completing a later dated proxy or voting instruction form. You may do so by giving written notice to the Secretary of the Company specifying your revocation, by voting again electronically over the Internet or by telephone, by signing and delivering another proxy or voting instruction form with a later date or by voting again during the Annual Meeting, in each case prior to the applicable deadline specified in your proxy card, voting instruction form and Notice. Your proxy with the latest date is counted.

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2025 ANNUAL PROXY STATEMENT

Q&A About Our Annual Meeting

How Do I Attend the Annual Meeting?

Stockholders of record and beneficial owners of shares of our common stock as of the close of business on March 12, 2025, the Record Date, are entitled to attend and participate in the Annual Meeting, including submitting questions and examining our stockholder list as of the Record Date, before or during the Annual Meeting. Due to the meeting being hosted virtually, you will not be able to attend the Annual Meeting physically in person. Please see “Can I Attend the Annual Meeting Physically in Person?” and “Why is the Annual Meeting Being Held Virtually?” below for further information.

In order to attend and participate in the Annual Meeting, you must register at www.proxypush.com/MEG. Stockholders will need to enter their control number found on their proxy materials such as a proxy card, voting instruction form or Notice, and follow the instructions on the website. If you are a beneficial owner of shares registered in the name of a bank, broker or other nominee, you may be asked to provide additional information such as the registered name on your account, the name of your bank, broker or other nominee and the number of shares you own as part of the registration process. Upon completing your registration, you will receive further instructions via email one hour prior to the start of the meeting, including a unique URL that will allow you access and participate in the Annual Meeting. Registration will be accepted up to the start of the Annual Meeting and registered stockholders will be able to access the meeting via their unique link up to 15 minutes prior to the meeting time. The meeting website will also include links for stockholders to vote their shares during the Annual Meeting. See “How Do I Vote at the Annual Meeting?”

On the day of the Annual Meeting, Tuesday, May 6, 2025, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting, and we encourage you to provide sufficient time before the Annual Meeting begins to check-in. The Annual Meeting will begin promptly at 11:30 a.m. Central time.

What if I Encounter Technical Difficulties Accessing the Webcast or During the Annual Meeting?

Help and technical support for virtually accessing and participating in the Annual Meeting will be available during the Annual Meeting. An email address for support will be provided during the registration process and a toll-free support number will be provided in the email that you will receive approximately one hour prior to the meeting.

How Can I Submit Questions for the Annual Meeting?

Stockholders may submit questions during the Annual Meeting on the Annual Meeting website. More information regarding the question-and-answer process, including the number and types of questions permitted, and how questions will be recognized and answered, will be available in the meeting rules of conduct, which will be posted on the Annual Meeting website. Management will try to respond to questions from stockholders in the same way as it would if we held an in-person meeting. We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit or reject redundant questions or questions that we deem inappropriate. We will generally answer questions as they come in and address those asked in advance as time permits. Stockholders will be limited to one question each, unless time otherwise permits.

How Do I Vote at the Annual Meeting?

Stockholders may vote their shares through links that will be available on the www.proxydocs.com/MEG website during the Annual Meeting. However, if you are a beneficial owner and hold your shares through a bank, broker or other nominee, you will need to first follow the instructions below to submit proof of your proxy power to be able to vote your shares at the Annual Meeting. Stockholders may also continue to vote their shares through the various options outlined in their proxy materials up to the applicable deadlines listed in your proxy materials. Please also see “How Do I Vote” for other ways stockholders may vote their shares.

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2025 ANNUAL PROXY STATEMENT

Q&A About Our Annual Meeting

If you are a beneficial owner and hold your shares through a bank, broker or other nominee, in order to vote at the Annual Meeting, you must first submit proof of your proxy power (legal proxy) reflecting your Montrose Environmental Group, Inc. holdings along with your name and email address to Mediant Communications. Submissions must be labeled as “Legal Proxy” and be received by Mediant Communications no later than 5:00 p.m., Eastern Time, on May 5, 2025, by forwarding the email from your bank, broker or other nominee, or attaching an image of your legal proxy, to dsmsupport@betanxt.com.

Can I Attend the Annual Meeting Physically in Person?

No. The Annual Meeting will be held in a virtual-only meeting format at www.proxydocs.com/MEG, via live video webcast that will provide stockholders with the ability to participate in the Annual Meeting, including submitting questions and examining our stockholder list as of the Record Date, and to vote their shares. Stockholders who register in advance at www.proxydocs.com/MEG to attend the virtual-only meeting will receive an email one hour prior to the meeting. This email will contain a unique URL which will allow access to the meeting portal. Stockholders can access the meeting via their unique URL 15 minutes prior to the meeting time. We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance stockholder access and encourage participation and communication with our Board of Directors and management. See “How Do I Attend the Annual Meeting?” and “How Do I Vote At the Annual Meeting?” above for additional information on these matters.

Why Is the Annual Meeting Being Held Virtually?

We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and at minimal cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location, and enables us to protect the health and safety of all attendees.

Stockholders of record and beneficial owners as of the close of business on March 12, 2025, the Record Date, will have the ability to access and participate the Annual Meeting via the virtual-only meeting platform described above.

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2025 ANNUAL PROXY STATEMENT

Other Matters

Other Matters

The Board of Directors does not intend to present any other business for action at the Annual Meeting and does not know of any business intended to be presented by others.

Stockholder Proposals and Nominations for the 2026 Annual Meeting

Proposals Submitted under SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2026 annual meeting of stockholders. To be eligible, your proposal must be received by us no later than the close of business on November 24, 2025, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals that we receive, we reserve the right to omit from our proxy statement stockholder proposals that do not satisfy applicable SEC rules. Proposals should be sent to us at: Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118, Attention: Corporate Secretary.

Proposals and Nominations Under Company Bylaws

Only stockholders meeting certain procedural and timing criteria outlined in the Company’s Bylaws are eligible to submit nominations for election to the Board of Directors or to bring other proper business before an annual meeting. Under the Company’s Bylaws, stockholders who wish to nominate persons for election to the Board of Directors or bring other proper business before an annual meeting must give proper notice to the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.

Therefore, notices regarding nominations of persons for election to the Board of Directors and other proper business for consideration at the 2026 annual meeting of stockholders must be submitted to the Company no earlier than the close of business on January 6, 2026 and no later than the close of business on February 5, 2026. Notices regarding nominations and other proper business must include certain information concerning the nominee or the proposal and the proponent’s ownership of common stock of the Company, in each case as set forth in the Company’s Bylaws. Compliance with the above procedures does not require the Company to include the proposed nominee or proposal in the Company’s proxy solicitation material. Nominations or other proposals not meeting these requirements will be disregarded. All such stockholder proposals and nominations should be in writing and be submitted to the Secretary of the Company at its principle executive offices at Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118.

In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act to the Secretary of the Company no later than March 9, 2026.

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2025 ANNUAL PROXY STATEMENT

Other Matters

Householding of Proxy Materials and Proxy Solicitation Costs

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements, annual reports, or notices of internet availability of proxy materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” can provide extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single set of these materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker or other nominee if you are a beneficial owner and you hold your shares in street name or the Company if you hold common stock directly. Any such requests to the Company in writing should be addressed to: Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118, Attention: Investor Relations. Requests can be made by phone by calling (501) 900-6400.

The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain Company directors, officers and regular employees, without additional compensation, by personal conversation, telephone, letter, electronically, or by facsimile.

Delinquent Section 16(a) Reports

To our knowledge, based solely on a review of such reports that have been filed with the SEC and written representations that no other reports were required, we believe that during the year ended December 31, 2024, our officers, directors, and greater-than-10% shareholders timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934, except for one Form 4 reporting two transactions for Mr. Manthripragada that was not timely filed due to an administrative error.

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Additional Information

Additional Information

The Company’s annual audited financial statements and review of operations for fiscal 2024 can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. You can access a copy of our 2024 Annual Report on Form 10-K in the Investors section on the Company’s website at www.montrose-env.com. The Company will furnish without charge a copy of the 2024 Form 10-K, including the financial statements and any schedules thereto, to any person requesting in writing and stating that he or she was the beneficial owner of the Company’s common stock on the Record Date. The Company will also furnish copies of any exhibits to the 2024 Form 10-K to eligible persons requesting exhibits at a cost of $0.50 per page, paid in advance. The Company will indicate the number of pages to be charged for upon written inquiry. Requests should be addressed to: Montrose Environmental Group, Inc., 5120 Northshore Drive, North Little Rock, AR 72118, Attention: Investor Relations.

FOR THE BOARD OF DIRECTORS

Nasym Afsari

General Counsel and Secretary

North Little Rock, AR

March [__], 2025

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2025 ANNUAL PROXY STATEMENT

Exhibit A

Exhibit A

Declassification Amendment

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 Number. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), the Board of Directors shall consist of not fewer than three (3) nor more than fifteen (15) directors, the exact number to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized.

Section 5.2 Classification.

(a)
Except as may be otherwise provided with respect to directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) (the “Preferred Stock Directors”), the Board of Directors shall be and are divided into three classes, ~~as nearly equal in number as possible,~~ designated Class I, Class II and Class III~~.~~, with the terms of the Class I directors ~~shall initially serve until the first~~ expiring at the 2027 annual meeting of stockholders ~~following the initial effectiveness of this Section 5.2~~; the terms of Class II directors ~~shall initially serve until the second~~ expiring at the 2028 annual meeting of stockholders ~~following the initial effectiveness of this Section 5.2~~; and the terms of Class III directors ~~shall initially serve until the third~~ expiring at the 2026 annual meeting of stockholders ~~following the initial effectiveness of this Section 5.2~~, provided that such division of directors into classes shall terminate upon the election of directors at the 2026 annual meeting of stockholders. ~~Commencing with the first annual meeting of stockholders following the initial effectiveness of this Section 5.2, directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office.~~ Each director elected by the stockholders at the 2026 annual meeting of stockholders and thereafter shall serve for a term expiring at the next succeeding annual meeting of stockholders. Directors shall hold office until their successors have been duly elected and qualified, subject however, to prior death, resignation, disqualification or removal from office. Until the election of directors at the 2028 annual meeting of stockholders, i~~I~~n case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors), the number of directors in each class shall be apportioned in the manner determined by the Board of Directors~~as nearly equal as possible~~. ~~The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III, with such assignment becoming effective as of the initial effectiveness of this Section 5.2.~~
(b)
Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the ~~remaining~~ directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Subject to the rights of the holders of any outstanding series of Preferred Stock, a~~A~~ny director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified, provided, however, that, each director so chosen after the election of directors at the 2028 annual meeting of stockholders shall serve for a term expiring at the next succeeding annual meeting of stockholders and until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.
(c)
Any director~~, or the entire Board of Directors,~~ may be removed ~~from office at any time, but only for cause and only~~ by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon (i) until the election of directors at the 2028 annual meeting of stockholders, only for cause and (ii) from and after the election of directors at the 2028 annual meeting of stockholders, with or without cause.

***************

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Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: www.proxypush.com/MEG • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-680-0764 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions P.O. BOX 8016, CARY, NC 27512-9903 PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION Montrose Environmental Group, Inc. For Stockholders of record as of March 12, 2025 Tuesday, May 6, 2025 11:30 AM, Central Time Annual meeting to be held live via the Internet- please visit http://www.proxydocs.com/MEG for more details. Mail: • Mark, sign and date your Proxy Card YOUR VOTE IS IMPORTANT! • Fold and return your Proxy Card in the postage-paid IF VOTING BY INTERNET, PHONE OR ALEXA, envelope provided PLEASE VOTE BY: 10:59 PM, Central Time, May 5, 2025. “Alexa, Vote My Proxy” • Open Alexa app and browse skills • Search “Vote my Proxy” • Enable skill This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Nasym Afsari and Allan Dicks (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Montrose Environmental Group, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or vote using one of the other means described above. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Montrose Environmental Group, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, AND FOR ON PROPOSALS 2, 3 and 4 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS FOR WITHHOLD 1. To elect three Class II directors to our Board of Directors to hold office until the Company's 2028 FOR #P1# #P1# annual meeting of stockholders, or until their successors are duly elected and qualified. 1.01 J. Thomas Presby FOR #P2# #P2# 1.02 James K. Price FOR #P3# #P3# 1.03 Janet Risi Field FOR #P4# #P4# FOR AGAINST ABSTAIN 2. To ratify the appointment of Deloitte & Touche LLP, as independent registered public accounting FOR #P5# #P5# #P5# firm for the Company for the fiscal year ending December 31, 2025. 3. To approve, on a non-binding and advisory basis, the compensation of our named executive FOR #P6# #P6# #P6# officers ("Say on Pay"). 4. To approve an amendment to the Company's Certificate of Incorporation to declassify the Board FOR #P7# #P7# #P7# and phase-in annual director elections. You must register to attend the meeting online and/or participate at www.proxydocs.com/MEG Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Signature (if held jointly)